Exhibit 1.1

Execution Version
6,967,844 Common Units

Representing Limited Partner Interests

BREITBURN ENERGY PARTNERS L.P.

UNDERWRITING AGREEMENT

November 30, 2011

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Goldman, Sachs & Co.
200 West Street,
New York, New York 10282-2198

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Wells Fargo Securities, LLC
301 S. College Street
Charlotte, North Carolina  28288

As Representatives of the several
Underwriters named in Schedule I attached hereto,

Ladies and Gentlemen:

Quicksilver Resources Inc., a Delaware corporation (the “Selling Unitholder”), proposes to sell 6,967,844 common units (the “Firm Units”) representing limited partner interests (the “Common Units”) in BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), to the underwriters (the “Underwriters”) named in Schedule I attached to this agreement (this “Agreement”). In addition, the Selling Unitholder proposes to grant to the Underwriters an option to purchase up to 1,045,177 additional Common Units on the terms set forth in Section 3 (the “Option Units”).  The Firm Units and the Option Units, if purchased, are hereinafter collectively called the “Units.”  This is to confirm the agreement among the Partnership and BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner,” and, together with the Partnership, the “BreitBurn Parties”), and the Selling Unitholder, on the one hand, and the Underwriters, on the other hand, concerning the purchase of the Units from the Selling Unitholder by the Underwriters.

Each of the Partnership and its subsidiaries (as defined in Section 18 hereof) (collectively, the “BreitBurn Entities”) is listed on Schedule IV hereof. The entities listed on Schedule V hereof are referred to herein as the Material BreitBurn Entities”).

1.           Representations, Warranties and Agreements of the BreitBurn Parties. The BreitBurn Parties jointly and severally represent, warrant and agree that:

(a)          Registration; Definitions; No Stop Order. A registration statement on Form S-3 relating to the Units (File No. 333-153579) has (i) been prepared by the Partnership in conformity with the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations (the “Rules and Regulations”) of the Securities and Exchange Commission (the “Commission”) thereunder; (ii)  been filed with the Commission under the Securities Act; and (iii) become effective under the Securities Act.  Copies of such registration statement and any amendment thereto have been made available by the Partnership to you as the representatives (the “Representatives”) of the Underwriters.  As used in this Agreement:

(i)           “Applicable Time” means 8:47 A.M. (New York City time) November 30, 2011;

(ii)          “Base Prospectus” means the base prospectus filed as part of the Registration Statement, in the form in which it has most recently been amended on or prior to the date hereof, relating to the Units.

(iii)         “Effective Date” means any date as of which any part of such registration statement relating to the Units became, or is deemed to have become, effective under the Securities Act, in accordance with the Rules and Regulations;

(iv)         “Issuer Free Writing Prospectus” means each “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) prepared by or on behalf of the Partnership or used or referred to by the Partnership in connection with the offering of the Units;

(v)          “Preliminary Prospectus” means any preliminary prospectus relating to the Units, including the Base Prospectus and any preliminary prospectus supplement thereto relating to the Units included in such registration statement or filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations;

(vi)         “Pricing Disclosure Package” means, as of the Applicable Time, the most recent Preliminary Prospectus, together with the information included in Schedule III hereto and each Issuer Free Writing Prospectus identified on Schedule II hereto, other than a road show that is an Issuer Free Writing Prospectus but is not required to be filed under Rule 433 of the Rules and Regulations;

(vii)        “Prospectus” means the final prospectus relating to the Units, including the Base Prospectus and any prospectus supplement thereto relating to the Units, as filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations; and

(viii)       “Registration Statement” means, collectively, the various parts of such registration statement, each as amended as of the Effective Date for such part, including any Preliminary Prospectus or the Prospectus and all exhibits to such registration statement.

Any reference to the Registration Statement, the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any documents incorporated by reference therein pursuant to Form S-3 under the Securities Act as of the date of such Registration Statement, Pricing Disclosure Package, Preliminary Prospectus or the Prospectus, as the case may be.  Any reference to the “most recent Preliminary Prospectus” shall be deemed to refer to the latest Preliminary Prospectus included in the Registration Statement or filed pursuant to Rule 424(b) of the Rules and Regulations prior to or on the date hereof (including, for purposes hereof, any documents incorporated by reference therein prior to or on the date hereof).  Any reference to any amendment or supplement to any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include any document filed under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), after the date of such Preliminary Prospectus or the Prospectus, as the case may be, and incorporated by reference in such Preliminary Prospectus or the Prospectus, as the case may be; and any reference to any amendment to the Registration Statement shall be deemed to include any annual report of the Partnership on Form 10-K filed with the Commission pursuant to Section 13(a) or 15(d) of the Exchange Act after the Effective Date that is incorporated by reference in the Registration Statement.  The Commission has not issued any order preventing or suspending the use of the Pricing Disclosure Package, any Preliminary Prospectus or the Prospectus or suspending the effectiveness of the Registration Statement, and no proceeding or examination for such purpose has been instituted or, to the knowledge of the BreitBurn Parties, threatened by the Commission.

(b)           Not an Ineligible Issuer. The Partnership was not at the time of initial filing of the Registration Statement and at the earliest time thereafter that the Partnership or another offering participant made a bona fide offer (within the meaning of Rule 164(h)(2) of the Rules and Regulations) of the Units, is not on the date hereof and will not be on the applicable Delivery Date (as defined in Section 5) an “ineligible issuer” (as defined in Rule 405 of the Rules and Regulations).  The Partnership has been since the time of initial filing of the Registration Statement and continues to be eligible to use Form S-3 for the offering of the Units.

(c)           Form of Documents. The Registration Statement conformed in all material respects when filed and will conform in all material respects on the latest Effective Date and on the applicable Delivery Date, and any amendment to the Registration Statement filed after the date hereof and prior to the applicable Delivery Date will conform in all material respects when filed, to the requirements of the Securities Act and the Rules and Regulations.  The most recent Preliminary Prospectus conformed, and the Prospectus will conform, in all material respects when filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations and on the applicable Delivery Date, to the requirements of the Securities Act and the Rules and Regulations.  The documents incorporated by reference in any Preliminary Prospectus or the Prospectus conformed, and any further documents so incorporated will conform, when filed with the Commission, in all material respects to the requirements of the Exchange Act or the Securities Act, as applicable, and the rules and regulations of the Commission thereunder.

(d)           Registration Statement. The Registration Statement did not, as of the latest Effective Date, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Registration Statement in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).

(e)           Prospectus. The Prospectus will not, as of its date and on the applicable Delivery Date, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Prospectus in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).

(f)           Pricing Disclosure Package. The Pricing Disclosure Package did not, as of the Applicable Time, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Pricing Disclosure Package in reliance upon and in conformity with written information furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information is specified in Section 9(f).

(g)           Issuer Free Writing Prospectus. Each Issuer Free Writing Prospectus, if any, conformed or will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations on the date of first use, and the Partnership has complied with all prospectus delivery and any filing requirements applicable to any such Issuer Free Writing Prospectus pursuant to the Rules and Regulations. The Partnership has not made any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives. The Partnership has retained in accordance with the Rules and Regulations all Issuer Free Writing Prospectuses, if any, that were not required to be filed pursuant to the Rules and Regulations.

(h)           Formation and Qualification of the Partnership and its Subsidiaries. Each of the Material BreitBurn Entities (i) has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the laws of its jurisdiction of organization, (ii) has full power and authority necessary to own or lease its properties and to conduct the business in which it is engaged in all material respects as described in the Pricing Disclosure Package and (iii) is duly qualified or registered to do business and is in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction in which its ownership or lease of property or the conduct of its business requires such qualification or registration, except where the failure to so qualify or register could not (i) in the aggregate, reasonably be expected to have a material adverse effect on the condition (financial or otherwise), results of operations, properties or business of the BreitBurn Entities, taken as a whole (a “Material Adverse Effect”) or (ii) subject the limited partners of the Partnership to any material liability.

(i)           General Partners. Each of BreitBurn GP, LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), and BreitBurn Operating GP, LLC, a Delaware limited liability company (the “OLP GP”) and the general partner of BreitBurn Operating L.P. (the “Operating LP”), has, and as of each Delivery Date will have, full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(j)           Ownership of General Partner Interest in the Partnership. The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Partnership (the “Partnership Agreement”); and the General Partner owns such general partner interest free and clear of all liens, encumbrances, security interests, charges or claims (“Liens”), other than those created by or arising under the Second Amended and Restated Credit Agreement, dated May 7, 2010, by and among the Operating LP, as borrower, the Partnership, as parent guarantor, the subsidiary guarantors, each of the financial institutions from time to time party thereto and Wells Fargo Bank, N.A., as administrative agent (as amended, the “Credit Facility”) and except for restrictions on transferability contained in the Partnership Agreement.

(k)           Ownership of Limited Partner Interests in the Partnership. As of November 28, 2011, the issued and outstanding limited partner interests of the Partnership consist of 59,039,933 Common Units, and all of such Common Units have been duly authorized and validly issued pursuant to the Partnership Agreement and are fully paid (to the extent required by the Partnership Agreement) and nonassessable (except to the extent such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware Revised Uniform Limited Partnership Act (“Delaware LP Act”)).

(l)           Ownership of BMC. The Partnership owns a 100% membership interest in BreitBurn Management Company, LLC, a Delaware limited liability company (“BMC”); such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of BMC (the “BMC LLC Agreement”) and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware Limited Liability Company Act (the “Delaware LLC Act”); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Credit Facility.

(m)          Ownership of the General Partner. The Partnership owns a 100% membership interest in the General Partner; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the General Partner (the “GP LLC Agreement”) and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the GP LLC Agreement or the Credit Facility.

(n)           Ownership of Membership Interest in the OLP GP. The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the limited liability company agreement of the OLP GP (the “OLP GP Agreement”) and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens, other than those created by or arising under the Delaware LLC Act, the OLP GP Agreement or the Credit Facility.

(o)           Ownership of General Partner Interest in the Operating LP. The OLP GP is the sole general partner of the Operating LP and owns a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the partnership agreement of the Operating LP (the “OLP Agreement”); and the OLP GP owns such general partner interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement or the Credit Facility.

(p)           Ownership of Limited Partner Interest in the Operating LP. The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such interest free and clear of all Liens, other than those created by or arising under the Delaware LP Act, the OLP Agreement and Credit Facility.

(q)           Ownership of Subsidiaries. The Operating LP owns, directly or indirectly, 100% of the ownership interests in each of Alamitos Company, BreitBurn Florida LLC, BreitBurn Fulton LLC, GTG Pipeline LLC, Mercury Michigan Company, LLC, Phoenix Production Company, Preventive Maintenance Services LLC, Terra Energy Company LLC, Terra Pipeline Company LLC, Beaver Creek Pipeline, L.L.C. and BreitBurn Collingwood Utica LLC and 99% limited partnership interest in BreitBurn Energy Partners I., L.P. (collectively, the “Operating Subsidiaries”); such ownership interest has been duly authorized and validly issued in accordance with the applicable limited liability company agreement, partnership agreement or articles or certificate of incorporation of such subsidiary (the “Operating Subsidiary Organizational Agreements”) and are fully paid (with respect to the corporation, limited liability companies and limited partnerships, to the extent required under the applicable bylaws, limited liability company agreement or limited partnership agreement) and nonassessable (with respect to the corporation, limited liability companies and limited partnerships, except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act, Sections 17-303, 17-607 and 17-804 of the Delaware LP Act, and the other applicable laws of the jurisdiction of organization, formation or incorporation of the Operating Subsidiaries); and the Operating LP owns such stock, membership interests or partnership interests free and clear of all Liens other than those created by or arising under the Credit Facility and restrictions on transferability contained in the Operating Subsidiary Organizational Agreements.

(r)           No Other Subsidiaries. Other than its ownership of its general partner interest in the Partnership, the General Partner does not own, and at each Delivery Date will not own, directly or indirectly, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity. Other than its ownership of the other BreitBurn Entities, the Partnership does not directly or indirectly own, and at each Delivery Date will not directly or indirectly own, any equity or long-term debt securities of any corporation, partnership, limited liability company, joint venture, association or other entity.  Phoenix Production Company, Preventive Maintenances Services LLC, Alamitos Company, GTG Pipeline LLC, Seal Beach Gas Processing Venture, Wilderness-Chester Gas Processing Limited Partnership, Wilderness-Chester LLC, Wilderness Energy LLC, Wilderness Energy Services Limited Partnership, Frederic HOF Limited Partnership, Saginaw Bay Lateral Michigan Limited Partnership and Terra Westside Processing Company, would not, individually or in the aggregate, be deemed to be a “significant subsidiary” of the Partnership (as such term is defined in Section 1-02(w) of  Regulation S-X of the Securities Act).

(s)           No Preemptive Rights or Options. Except as described in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no (i) preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of, any equity securities of the Partnership or (ii) outstanding options or warrants to purchase any securities of the Partnership.  Except for such rights that have been waived or as described in the Pricing Disclosure Package, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership.

(t)           Authority and Authorization. Each of the BreitBurn Parties has all requisite partnership or limited liability company power and authority to execute and deliver this Agreement and perform its obligations hereunder.  At each Delivery Date, all partnership and limited liability company action, as the case may be, required to be taken by any of the BreitBurn Parties or any of their respective unitholders, members or partners for the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(u)           Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized and validly executed and delivered by each of the BreitBurn Parties.

(v)           Enforceability of the Organizational Agreements. The Partnership Agreement, the OLP Agreement, the GP LLC Agreement and the OLP GP Agreement have been duly authorized, executed and delivered by the parties thereto, and are valid and legally binding agreements of such parties, enforceable against such parties in accordance with their terms; provided that, with respect to each agreement described in this Section 1(v), the enforceability thereof may be limited by (i) applicable bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law), and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(w)           No Conflicts.     Neither (i) the offering and sale by the Selling Unitholder of the Units nor (ii) the execution, delivery and performance of this Agreement by the BreitBurn Parties and the Selling Unitholder (A) conflict or will conflict with or constitutes or will constitute a violation of the limited liability company agreements and partnership agreements of the Material BreitBurn Entities, as applicable (collectively referred to herein as the “Organizational Agreements”) and the certificates of limited partnership or formation or certificates of incorporation, bylaws and other organizational documents of the Material BreitBurn Entities (together with the Organizational Agreements, the “Organizational Documents”), (B) constitute or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which any of the Material BreitBurn Entities is a party or by which any of them or any of their respective properties may be bound, (C) violate or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over any of the Material BreitBurn Entities or any of their properties in a proceeding to which any of them or their property is a party, or (D) result or will result in the creation or imposition of any Lien upon any property or assets of any of the Material BreitBurn Entities, which breach, violation, default or lien, in the case of clauses (B), (C) or (D), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of either of the BreitBurn Parties to perform their obligations under this Agreement; provided, however, that no representation or warranty is made pursuant to clause (C) as to any applicable securities law.

(x)           No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Material BreitBurn Entities or any of their properties or assets is required in connection with the offering and sale by the Selling Unitholder of the Units or the execution, delivery and performance of this Agreement by the BreitBurn Parties and the Selling Unitholder, except for such permits, consents, approvals, filings and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws.

(y)           No Default. No Material BreitBurn Entity (i) is in violation of its Organizational Documents, (ii) is in default, and no event has occurred that, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, license or other agreement or instrument to which it is a party or by which it is bound or to which any of its properties or assets is subject or (iii) is in violation of any statute or any order, rule or regulation of any court or governmental agency or body having jurisdiction over it or its properties or assets except in the case of clauses (ii) and (iii), to the extent any such conflict, breach, violation, failure or default could not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(z)           Description of Units. The Units conform in all material respects to the description thereof contained in the Pricing Disclosure Package and the Prospectus.

(aa)         Other Sales. The Partnership has not sold or issued any securities that would be integrated with the offering of the Units contemplated by this Agreement pursuant to the Securities Act, the Rules and Regulations or the interpretations thereof by the Commission.

(bb)         No Material Adverse Change. Other than as set forth in the Pricing Disclosure Package, none of the BreitBurn Entities has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, and since such date, there has not been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any material adverse change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of any of the BreitBurn Entities taken as a whole, in each case except as would not, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(cc)          No Liabilities, Material Contracts or Distributions. Other than as set forth in the Pricing Disclosure Package, since the date as of which information is given in the Pricing Disclosure Package, none of the BreitBurn Entities has (i) incurred any liability or obligation, direct or contingent, other than liabilities and obligations that were incurred in the ordinary course of business, (ii) entered into any material transaction not in the ordinary course of business that, individually or in the aggregate, is material to the BreitBurn Entities, taken as a whole or (iii) declared, paid or made any dividend or distribution on any class of security other than regular quarterly pro rata distributions to holders of Common Units.

(dd)         Financial Statements. The historical financial statements (including the related notes and supporting schedules) included or incorporated by reference in the Pricing Disclosure Package and the Prospectus (or any amendment or supplement thereto) comply as to form in all material respects with the requirements of Regulation S-X under the Securities Act and present fairly in all material respects the financial condition, results of operations and cash flows of the entities purported to be shown thereby at the dates and for the periods indicated and have been prepared in conformity with accounting principles generally accepted in the United States applied on a consistent basis throughout the periods involved.

(ee)         Independent Registered Public Accounting Firm. PricewaterhouseCoopers LLP, who has certified certain consolidated financial statements of BreitBurn Energy Company L.P., a Delaware limited partnership (“BreitBurn Energy”), and the Partnership included or incorporated by reference in the Pricing Disclosure Package and the Prospectus, is an independent registered public accounting firm with respect to such entities as required by the Securities Act and the Rules and Regulations and the Public Company Accounting Oversight Board.

(ff)           Statistical Data. The statistical and market-related data included or incorporated by reference in the Pricing Disclosure Package are based on or derived from sources that the BreitBurn Parties believe to be reliable and accurate in all material respects.

(gg)         Reserve Engineers. Netherland, Sewell & Associates, Inc. and Schlumberger Technology Corporation (together, the “Reserve Engineers”), whose reserve reports (the “Reserve Reports”) are referenced or appear, as the case may be, in the Pricing Disclosure Package were, as of December 31, 2010, and are, as of the date hereof, independent engineers with respect to the BreitBurn Entities; and the historical information underlying the estimates of the reserves of the BreitBurn Entities supplied to the Reserve Engineers for purposes of preparing the Reserve Reports, including, without limitation, production volumes, sale prices for production, contractual pricing provisions under oil or gas sales or marketing contracts, costs of operations and development and working interest and net revenue information relating to ownership interests in properties, was true and correct in all material respects in accordance with customary industry practice on the date that each such Reserve Report was prepared.

(hh)         Proved Reserves. Estimates of proved reserves and present values as described in the Pricing Disclosure Package and the Prospectus comply in all material respects with the applicable requirements of Regulation S-X and Subpart 1200 of Regulation S-K under the Securities Act.

(ii)           Title. Each of the BreitBurn Entities has (i) good and defensible title to all of the oil and gas properties owned by the BreitBurn Entities, (ii) good and marketable title to all other property owned by the BreitBurn Entities and (iii) good title to all personal property owned by the BreitBurn Entities, in each case, free and clear of all Liens, except (A) as described in the Pricing Disclosure Package and the Prospectus, (B) Liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (C) Liens under oil and gas leases, options to lease, operating agreements, unitization and pooling agreements, participation and drilling concessions agreements and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas industry, (D) Liens arising under or permitted by the Credit Facility or (E) Liens that do not, individually or in the aggregate, materially affect the value of such properties, taken as a whole, or materially interfere with the use made or proposed to be made of such properties, taken as a whole, by the BreitBurn Entities; and any real property and buildings held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made or proposed to be made of such real property and buildings by the BreitBurn Entities. All assets held under lease by the BreitBurn Entities are held by them under valid, subsisting and enforceable leases, with such exceptions as do not materially interfere with the use made and proposed to be made of such assets by the BreitBurn Entities.

(jj)           Insurance. The BreitBurn Entities maintain insurance covering their properties, operations, personnel and businesses against such losses and risks as are reasonably adequate to protect them and their businesses in a manner consistent with other businesses similarly situated.  None of the BreitBurn Entities has received notice from any insurer or agent of such insurer that material capital improvements or other material expenditures will have to be made in order to continue such insurance, and all such insurance is outstanding and duly in force on the date hereof and will be outstanding and duly in force on each Delivery Date.

(kk)          Investment Company. None of the BreitBurn Parties is, and as of the applicable Delivery Date, none of them will be, an “investment company” or a company “controlled by” an “investment company” within the meaning of such term under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and the rules and regulations of the Commission thereunder.

(ll)           Litigation. Except as described in the Pricing Disclosure Package and the Prospectus, there is no (i) action, suit or proceeding before or by any court, arbitrator or governmental agency, body or official, domestic or foreign, now pending or, to the knowledge of the BreitBurn Parties, threatened, to which any of the BreitBurn Entities is or may be a party or to which the business or property of any of the BreitBurn Entities is or may be subject, (ii) statute, rule, regulation or order that has been enacted, adopted or issued by any governmental agency and (iii) injunction, restraining order or order of any nature issued by a federal or state court or foreign court of competent jurisdiction to which any of the BreitBurn Entities is or may be subject, that, in the case of clauses (i), (ii) and (iii) above, could reasonably be expected to (A) individually or in the aggregate have a Material Adverse Effect, (B) prevent or result in the suspension of the offering and sale of the Units, or (C) in any manner draw into question the validity of this Agreement.

(mm)        No Omitted Descriptions. There are no legal or governmental proceedings or contracts or other documents that would be required to be described in a registration statement filed under the Securities Act or, in the case of documents, would be required to be filed as exhibits to a registration statement of the Partnership pursuant to Item 601(b)(10) of Regulation S-K that have not been described in the Pricing Disclosure Package.

(nn)         Statements in the Pricing Disclosure Package and the Prospectus. Statements made or incorporated by reference in the Pricing Disclosure Package and the Prospectus under the captions “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Business,” insofar as they purport to constitute summaries of the terms of statutes, rules or regulations, legal or governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.  Each contract, document or other agreement described in the Pricing Disclosure Package and the Prospectus is in full force and effect and is valid and enforceable by and against the BreitBurn Entities, as the case may be, in accordance with its terms except as the enforceability thereof may be limited by (i) bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and similar laws relating to or affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law) and (ii) public policy, applicable law relating to fiduciary duties and indemnification and an implied covenant of good faith and fair dealing.

(oo)         No Related Party Transactions. No relationship, direct or indirect, that would be required to be described in a registration statement of the Partnership pursuant to Item 404 of Regulation S-K, exists between or among any of the BreitBurn Entities, on the one hand, and the directors, officers, shareholders, unitholders, partners, members, customers or suppliers of any of the BreitBurn Entities, on the other hand, that has not been described in the Pricing Disclosure Package and the Prospectus.

(pp)         No Labor Disputes. No labor disturbance by the employees of any of the Material BreitBurn Entities exists or, to the knowledge of the BreitBurn Parties, is imminent that could reasonably be expected to have a Material Adverse Effect.

(qq)         Employee Benefit Plans. (i) Each “employee benefit plan” (within the meaning of Section 3(3) of the Employee Retirement Security Act of 1974, as amended (“ERISA”)) for which the Partnership or any member of its “Controlled Group” (defined as any organization which is a member of a controlled group of corporations within the meaning of Section 414 of the Internal Revenue Code of 1986, as amended (the “Code”)) would have any liability (each a “Plan”) has been maintained in compliance with its terms and with the requirements of all applicable statutes, rules and regulations including ERISA and the Code except where the failure to so comply could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (ii) no prohibited transaction, within the meaning of Section 406 of ERISA or Section 4975 of the Code, has occurred with respect to any Plan excluding transactions effected pursuant to a statutory or administrative exemption other than such transactions as could not, in the aggregate, reasonably be expected to have a Material Adverse Effect; (iii) neither the Partnership nor any member of its Controlled Group sponsors, maintains or contributes to, or has at any time in the six-year period preceding the date of this Agreement sponsored, maintained or contributed to, any Plan that is subject to Title IV of ERISA; and (iv) each Plan that is intended to be qualified under Section 401(a) of the Code is so qualified and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to raise a material risk of the loss of such qualification. None of the Material BreitBurn Entities maintains a “pension plan” within the meaning of Section 3(2)(A) of ERISA that is subject to Title IV of ERISA or Section 312 of the Code.

(rr)           Tax Returns. Each of the BreitBurn Entities has filed all material federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof, subject to permitted extensions, and have paid all taxes due thereon, and no tax deficiency has been determined adversely to any of the BreitBurn Entities, nor do any of the BreitBurn Parties have any knowledge of any tax deficiencies that could, in the aggregate, reasonably be expected to have a Material Adverse Effect.

(ss)          Internal Controls. The Partnership maintains a system of internal control over financial reporting (as such term is defined in Rule 13a-15(f) of the Exchange Act) that complies with the requirements of the Exchange Act and that has been designed by, or under the supervision of, the Partnership’s principal executive and principal financial officers, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles in the United States.  There are no material weaknesses or significant deficiencies in the Partnership’s internal controls.

(tt)           Disclosure Controls. The Partnership has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act) and such disclosure controls and procedures are effective in all material respects to perform the functions for which they were established; such disclosure controls and procedures have been designed to provide reasonable assurance that information required to be disclosed by the Partnership in reports that it submits or files under the Exchange Act is made known to the Partnership’s management, including its principal executive officer and principal financial officer, to allow for timely decisions regarding required disclosure; and such disclosure controls and procedures are effective at the reasonable assurance level.

(uu)         Books and Records. The Partnership (i) makes and keeps books, records and accounts, which, in reasonable detail, accurately and fairly reflect the transactions and dispositions of assets and (ii) maintains systems of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management’s general or specific authorization; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(vv)         Sarbanes-Oxley Act. Except as described in the Pricing Disclosure Package and the Prospectus, there is and has been no failure on the part of the Partnership or any of its respective directors or officers, in their capacities as such, to comply with the applicable provisions of the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated in connection therewith.

(ww)        Permits. Each of the BreitBurn Entities has such permits, consents, licenses, franchises, certificates and authorizations of governmental or regulatory authorities (“Permits”) as are necessary to own its properties and to conduct its business in the manner described in the Pricing Disclosure Package and the Prospectus, subject to such qualifications as may be set forth in the Pricing Disclosure Package and the Prospectus and except for such permits which, if not obtained, could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; each of the BreitBurn Entities has fulfilled and performed all its material obligations with respect to such permits which are due to have been fulfilled and performed by such date and no event has occurred which allows, or after notice or lapse of time would allow, revocation or termination thereof or results in any impairment of the rights of the holder of any such permit, except for such revocations, terminations and impairments that could not reasonably be expected to have a Material Adverse Effect; and, except as described in the Pricing Disclosure Package and the Prospectus, none of such permits contains any restriction that is materially burdensome to the Material BreitBurn Entities considered as a whole.

(xx)          Environmental Compliance. Each of the BreitBurn Entities (i) is in compliance with any and all applicable federal, state and local laws and regulations relating to the prevention of pollution or protection of the environment or imposing liability or standards of conduct concerning any release into the environment of, or exposure to, Hazardous Materials (as defined below) (“Environmental Laws”), (ii) has received all permits required of them under applicable Environmental Laws to conduct their respective businesses as presently conducted, (iii) is in compliance with all terms and conditions of any such permits and (iv) does not have any liability in connection with the release into the environment of any Hazardous Material, except where such noncompliance with Environmental Laws, failure to receive required permits, failure to comply with the terms and conditions of such permits or liability in connection with such releases could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  The term “Hazardous Material” means (A) any “hazardous substance” as defined in the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, (B) any “hazardous waste” as defined in the Resource Conservation and Recovery Act, as amended, (C) any petroleum or petroleum product, (D) any polychlorinated biphenyl and (E) any pollutant or contaminant or hazardous, dangerous or toxic chemical, material, waste or substance regulated under or within the meaning of any applicable Environmental Law.  In the ordinary course of business, the BreitBurn Entities periodically review the effect of Environmental Laws on their business, operations and properties, in the course of which the BreitBurn Entities identify and evaluate costs and liabilities that are reasonably likely to be incurred pursuant to such Environmental Laws within the next three years (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws, or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties).  On the basis of such review, the BreitBurn Entities have reasonably concluded that such associated costs and liabilities could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(yy)         No Distribution of Materials. None of the Material BreitBurn Entities has distributed and, prior to the later to occur of any Delivery Date and completion of the distribution of the Units, will distribute any offering material in connection with the offering and sale of the Units other than any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus to which the Representatives have consented in accordance with Section 1(g) or 6(a)(vii) and any Issuer Free Writing Prospectus set forth on Schedule II hereto.

(zz)          No Price Stabilization. Neither BreitBurn Party has taken and neither BreitBurn Party will take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership or to facilitate the sale or resale of the Units.

(aaa)        No Subsidiary Payment Restrictions. No subsidiary of the Partnership is currently prohibited, directly or indirectly, from making any distribution to the Partnership, from making any other distribution on such subsidiary’s capital stock or other equity interests, from repaying to the Partnership any loans or advances to such subsidiary from the Partnership or from transferring any of such subsidiary’s property or assets to the Partnership or any other subsidiary of the Partnership, except as described in the Pricing Disclosure Package and the Prospectus.

(bbb)       Foreign Corrupt Practices Act. None of the BreitBurn Entities, and to the knowledge of the BreitBurn Parties, no director, officer, agent or employee of the BreitBurn Entities (in their capacity as director, officer, agent or employee) has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(ccc)        Money Laundering Laws. The operations of the Material BreitBurn Entities are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any governmental agency (collectively, the “Money Laundering Laws”) and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the BreitBurn Parties with respect to the Money Laundering Laws is pending or, to the knowledge of the BreitBurn Parties, threatened.

(ddd)       OFAC. None of the Material BreitBurn Entities, or, to the knowledge of the BreitBurn Parties, any director, officer, agent, employee or affiliate of the Material BreitBurn Entities, is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Partnership will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the BreitBurn Parties and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by such entity, as to matters covered thereby, to each Underwriter.

2.           Representations and Warranties of the Selling Unitholder. The Selling Unitholder represents, warrants and agrees that:

(a)           Formation and Qualification.  The Selling Unitholder has been duly formed and is validly existing as a corporation in good standing under the laws of the State of Delaware.

(b)           Authority and Authorization. The Selling Unitholder has all requisite corporate power and authority to execute and deliver this Agreement and perform its obligations hereunder.  At each Delivery Date, all corporate action required to be taken by the Selling Unitholder or any of its stockholders for the execution and delivery of this Agreement and the consummation of the transactions contemplated by this Agreement shall have been validly taken.

(c)           Authorization, Execution and Delivery of this Agreement. This Agreement has been duly authorized and validly executed and delivered by the Selling Unitholder.

(d)           No Conflicts. Neither (i) the offering and sale by the Selling Unitholder of the Units nor (ii) the execution, delivery and performance of this Agreement by the Selling Unitholder (A) conflict or will conflict with or constitutes or will constitute a violation of the certificates of incorporation, bylaws and other organizational documents of the Selling Unitholder, (B) constitute or will constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under, any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which the Selling Unitholder is a party or by which its or any of its properties may be bound, or (C) violate or will violate any statute, law or regulation or any order, judgment, decree or injunction of any court or governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties in a proceeding to which it or its property is a party, which breach, violation or default, in the case of clauses (B) and (C), could, individually or in the aggregate, reasonably be expected to materially impair the ability of the Selling Unitholder to perform its obligations under this Agreement; provided, however, that no representation or warranty is made pursuant to clause (C) as to any applicable securities law.

(e)           No Consents. No permit, consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over the Selling Unitholder or any of its properties or assets is required in connection with the offering and sale by the Selling Unitholder of the Units or the execution, delivery and performance of this Agreement by the Selling Unitholder, except for such permits, consents, approvals, filings and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws.

(f)           Title to Units. The Selling Unitholder now has and at the Initial Delivery Date and any Option Unit Delivery Date, as the case may be, will have good and marketable title to, or a valid “security entitlement” within the meaning of Section 8-501 of the New York Uniform Commercial Code (the “UCC”) in respect of, the Firm Units and the Option Units to be sold by the Selling Unitholder, free and clear of any liens, encumbrances, equities and claims and full right, power and authority to effect the sale and delivery of such Firm Units and Option Units; and upon the delivery of, against payment for, such Firm Units and Option Units pursuant to this Agreement, the Underwriters will acquire good and marketable title thereto, free and clear of any liens, encumbrances, equities and claims.

(g)           No Price Stabilization. The Selling Unitholder has not taken and will not take, directly or indirectly, any action designed to or that has constituted or that could reasonably be expected to cause or result in the stabilization or manipulation of the price of any security of the Partnership or to facilitate the sale or resale of the Units, and the Selling Unitholder has not distributed any prospectus or other offering material in connection with the offering of the Units.

(h)           Knowledge of the Selling Unitholder.  The offering and sale of the Units by the Selling Unitholder pursuant hereto is not prompted by any information concerning the Partnership which is not set forth in the Registration Statement, the Pricing Disclosure Package and the Prospectus.  The information pertaining to the Selling Unitholder under the caption “Selling Unitholder” in the Registration Statement and the Prospectus (and any similar section or information contained in the Pricing Disclosure Package) is complete and accurate in all material respects.

(i)            Foreign Corrupt Practices Act. None of the Selling Unitholder or, to the knowledge of the Selling Unitholder, any director, officer, agent or employee of the Selling Unitholder (in their capacity as director, officer, agent or employee), has violated or is in violation of any provision of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder.

(j)            Money Laundering Laws. The operations of the Selling Unitholder are and have been conducted at all times in compliance with the Money Laundering Laws and no action, suit or proceeding by or before any court or governmental agency, authority or body or any arbitrator involving the Selling Unitholder with respect to the Money Laundering Laws is pending or, to the knowledge of the Selling Unitholder, threatened.

(k)           OFAC. None of the Selling Unitholder, or, to the knowledge of the Selling Unitholder, any director, officer, agent, employee or affiliate of the Selling Unitholder, is currently subject to any U.S. sanctions administered by OFAC; and the Selling Unitholder will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

Any certificate signed by any officer of the Selling Unitholder and delivered to the Representatives or counsel for the Underwriters in connection with the offering of the Units shall be deemed a representation and warranty by the Selling Unitholder, as to matters covered thereby, to each Underwriter and to the BreitBurn Parties.

3.           Purchase of the Units by the Underwriters.  On the basis of the representations, warranties and agreements contained in, and subject to the terms and conditions of, this Agreement, the Selling Unitholder agrees to sell the Firm Units to the several Underwriters, and each of the Underwriters, severally and not jointly, agrees to purchase the number of Firm Units set forth opposite that Underwriter’s name in Schedule I hereto.  The respective purchase obligations of the Underwriters with respect to the Firm Units shall be rounded among the Underwriters to avoid fractional Units, as the Representatives may determine.

In addition, the Selling Unitholder grants to the Underwriters an option to purchase all or a portion of the Option Units solely to cover over-allotments.  Each Underwriter agrees, severally and not jointly, to purchase from the Selling Unitholder the number of Option Units (subject to such adjustments to eliminate fractional Units as the Representatives may determine) that bears the same proportion to the total number of Option Units to be sold on such Delivery Date as the number of Firm Units set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Units.

The price of both the Firm Units and any Option Units purchased by the Underwriters shall be $15.87 per Common Unit.

The Selling Unitholder shall not be obligated to deliver any of the Firm Units or Option Units to be delivered on the applicable Delivery Date, except upon payment for all such Units to be purchased on such Delivery Date as provided herein.

4.           Offering of Units by the Underwriters.  Upon authorization by the Representatives of the release of the Firm Units, the several Underwriters propose to offer the Firm Units for sale upon the terms and conditions to be set forth in the Prospectus.

5.           Delivery of and Payment for the Units.  Delivery of and payment for the Firm Units shall be made at 10:00 A.M., New York City time, on the third full business day following the date of this Agreement or at such other date and time as shall be determined by agreement among the Representatives, the Selling Unitholder and the Partnership.  This date and time are sometimes referred to as the “Initial Delivery Date.”  Delivery of the Firm Units shall be made to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Firm Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Firm Units through the facilities of The Depository Trust Company (“DTC”) unless the Representatives shall otherwise instruct.

The option granted in Section 3 will expire 30 days after the date of this Agreement and may be exercised in whole or from time to time in part by written notice being given to the Selling Unitholder by the Representatives; provided that if such date falls on a day that is not a business day, the option granted in Section 3 will expire on the next succeeding business day.  Such notice shall set forth the aggregate number of Option Units as to which the option is being exercised, the names in which the Option Units are to be registered, the denominations in which the Option Units are to be issued and the date and time, as determined by the Representatives, when the Option Units are to be delivered; provided, however, that this date and time shall not be earlier than the Initial Delivery Date nor earlier than the second business day after the date on which the option shall have been exercised nor later than the fifth business day after the date on which the option shall have been exercised.  Each date and time the Option Units are delivered is sometimes referred to as an “Option Unit Delivery Date,” and the Initial Delivery Date and any Option Unit Delivery Date are sometimes each referred to as a “Delivery Date.”

Delivery of the Option Units by the Selling Unitholder and payment for the Option Units by the several Underwriters through the Representatives shall be made at 10:00 A.M., New York City time, on the date specified in the corresponding notice described in the preceding paragraph or at such other date and time as shall be determined by agreement among the Representatives, the Selling Unitholder and the Partnership.  On the Option Unit Delivery Date, the Selling Unitholder shall deliver or cause to be delivered the Option Units to the Representatives for the account of each Underwriter against payment by the several Underwriters through the Representatives and of the respective aggregate purchase prices of the Option Units being sold by the Selling Unitholder to or upon the order of the Selling Unitholder of the purchase price by wire transfer in immediately available funds to the accounts specified by the Selling Unitholder. Time shall be of the essence, and delivery at the time and place specified pursuant to this Agreement is a further condition of the obligation of each Underwriter hereunder.  The Selling Unitholder shall deliver the Option Units through the facilities of DTC unless the Representatives shall otherwise instruct.

6.           Further Agreements of the BreitBurn Parties, the Selling Unitholder and the Underwriters.  (a)Each of the BreitBurn Parties, jointly and severally, covenants and agrees to cause the Partnership, and with respect to Section 6(a)(xi), the General Partner:

(i)           To prepare the Prospectus in a form approved by the Representatives and to file such Prospectus pursuant to Rule 424(b) of the Rules and Regulations within the time period prescribed by the rule; to make no further amendment or any supplement to the Registration Statement or the Prospectus prior to the last Delivery Date except as provided herein; to advise the Representatives, promptly after it receives notice thereof, of the time when any amendment or supplement to the Registration Statement or the Prospectus has been filed and to furnish the Representatives with copies thereof; to file timely all reports and any definitive proxy or information statements required to be filed by the Partnership with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the date of the Prospectus and for so long as the delivery of a prospectus is required in connection with the offering or sale of the Units; to advise the Representatives, promptly after it receives notice thereof, of the issuance by the Commission of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus, of the suspension of the qualification of the Units for offering or sale in any jurisdiction, of the initiation or threatening of any proceeding or examination for any such purpose or of any request by the Commission for the amending or supplementing of the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus or for additional information; and, in the event of the issuance of any stop order or of any order preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus or suspending any such qualification, to use promptly its best efforts to obtain its withdrawal;

(ii)          Unless otherwise available on the Commission’s electronic data gathering, analysis and retrieval system (“EDGAR”), to furnish promptly to the Representatives and to counsel for the Underwriters a copy of the Registration Statement as originally filed with the Commission, and each amendment thereto filed with the Commission, including all consents and exhibits filed therewith;

(iii)         To deliver promptly to the Representatives such number of the following documents as the Representatives shall reasonably request:  (A) unless otherwise available on EDGAR, conformed copies of the Registration Statement as originally filed with the Commission and each amendment thereto (in each case excluding exhibits other than this Agreement), (B) each Preliminary Prospectus, the Prospectus and any amended or supplemented Prospectus, (C) each Issuer Free Writing Prospectus and (D) any document incorporated by reference in any Preliminary Prospectus or the Prospectus; and, if the delivery of a prospectus is required at any time after the date hereof in connection with the offering or sale of the Units or any other securities relating thereto and if at such time any events shall have occurred as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such Prospectus is delivered, not misleading, or, if for any other reason it shall be necessary to amend or supplement the Prospectus or to file under the Exchange Act any document incorporated by reference in the Prospectus in order to comply with the Securities Act or the Exchange Act, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter and to any dealer in securities as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Prospectus that will correct such statement or omission or effect such compliance;

(iv)         To file promptly with the Commission any amendment or supplement to the Registration Statement or the Prospectus that may, in the reasonable judgment of the Partnership or the Representatives, be required by the Securities Act or requested by the Commission;

(v)         Prior to filing with the Commission any amendment or supplement to the Registration Statement or the Prospectus, any document incorporated by reference in the Prospectus or any amendment to any document incorporated by reference in the Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent shall not be unreasonably withheld and which shall be provided to the Partnership promptly after having been given notice of the proposed filing; provided that the foregoing provision shall not apply if such filing is, in the judgment of counsel to the BreitBurn Parties, required by law;

(vi)        To submit proper notifications regarding the listing of the Units to the NASDAQ Global Select Market;

(vii)       Not to make any offer relating to the Units that would constitute an Issuer Free Writing Prospectus without the prior written consent of the Representatives;

(viii)      To comply with all applicable requirements of Rule 433 of the Rules and Regulations with respect to any Issuer Free Writing Prospectus; and if at any time after the date hereof any events shall have occurred as a result of which any Issuer Free Writing Prospectus, as then amended or supplemented, would conflict with the information in the Registration Statement, the most recent Preliminary Prospectus or the Prospectus or would include an untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or, if for any other reason it shall be necessary to amend or supplement any Issuer Free Writing Prospectus, to notify the Representatives and, upon their request, to file such document and to prepare and furnish without charge to each Underwriter as many copies as the Representatives may from time to time reasonably request of an amended or supplemented Issuer Free Writing Prospectus that will correct such conflict, statement or omission or effect such compliance;

(ix)         As soon as practicable and in any event not later than 16 months after the date hereof, to make generally available to the Partnership’s security holders and, unless otherwise available on EDGAR, to deliver to the Representatives an earnings statement of the Partnership and its subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations;

(x)          Promptly from time to time to take such action as the Representatives may reasonably request to qualify the Units for offering and sale under the securities laws of such jurisdictions as the Representatives may request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution of the Units; provided that in connection therewith the Partnership shall not be required to (i) qualify as a foreign limited partnership in any jurisdiction in which it would not otherwise be required to so qualify, (ii) file a general consent to service of process in any such jurisdiction or (iii) subject itself to taxation in any jurisdiction in which it would not otherwise be subject; and

(xi)         For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Partnership Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units or securities convertible into or exchangeable for Common Units (other than with respect to a Permitted Transaction (as defined below) or the Units and Common Units issued (1) pursuant to employee compensation plans existing on the date hereof, (2) upon the exercise or conversion of a security outstanding on the date hereof, including grants of restricted phantom units, or (3) common units or securities convertible into or exchangeable for common units issued by the Partnership as consideration for any merger or acquisition made by the Partnership or any Material BreitBurn Entity, provided that any recipients of such Common Units in any such acquisitions enter into Lock-Up Agreements (as defined below) for the remainder of the Partnership Lock-Up Period)), or sell or grant options, rights or warrants with respect to any Common Units or securities convertible into or exchangeable for Common Units (other than the grant of options pursuant to option plans existing on the date hereof), (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of any Common Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, other than with respect to a Permitted Transaction, (C) file or cause to be filed a registration statement, including any amendments, with respect to the registration of any Common Units or securities convertible, exercisable or exchangeable into Common Units or any other equity securities of the Partnership (other than any registration statement on Form S-8 and, with respect to any Permitted Transaction, any Registration Statement on Form S-3) or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Deutsche Bank Securities Inc. on behalf of the Underwriters, and to cause the executive officers and directors of the General Partner and BreitBurn Energy Corporation to furnish to the Representatives, on or prior to the date hereof, a letter or letters substantially in the form of Exhibit E (collectively, the “Lock-Up Agreements”). For purposes of this Agreement, “Permitted Transaction” shall refer to any offer, sale or sales during the Partnership Lock-Up Period by the BreitBurn Parties and the executive officers and directors of the General Partner and BreitBurn Energy Corporation which enter into the Lock-Up Agreements of, in the aggregate, up to 300,000 Common Units.

(b)         The Selling Unitholder covenants and agrees with the several Underwriters:

(i)           For a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus (the “Selling Unitholder Lock-Up Period”), not to, directly or indirectly, (A) offer for sale, sell, pledge or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the Selling Unitholder in accordance with the Rules and Regulations and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, (B) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (A) or (B) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, (C) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership or (D) publicly disclose the intention to do any of the foregoing, in each case without the prior written consent of Deutsche Bank Securities Inc. on behalf of the Underwriters; and

(ii)          That it will not prepare or have prepared on its behalf or use or refer to, any “free writing prospectus” (as defined in Rule 405 under the Act), and agrees that it will not distribute any prospectus or other offering material in connection with the offer or sale of the Units.

(c)           Each Underwriter severally agrees that such Underwriter shall not include any “issuer information” (as defined in Rule 433 of the Rules and Regulations) in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by such Underwriter without the prior consent of the Partnership (any such issuer information with respect to whose use the Partnership has given its consent, “Permitted Issuer Information”); provided that (i) no such consent shall be required with respect to any such issuer information contained in any document filed by the Partnership with the Commission prior to the use of such free writing prospectus and (ii) “issuer information,” as used in this Section 6(c), shall not be deemed to include information prepared by or on behalf of such Underwriter on the basis of or derived from issuer information.

7.           Expenses. Each of the BreitBurn Parties agrees, jointly and severally, whether or not the transactions contemplated by this Agreement are consummated or this Agreement is terminated, to pay all costs, expenses, fees and taxes incident to and in connection with (a) the sale and delivery of the Units and any stamp duties or other taxes payable in that connection, and the preparation and printing of certificates for the Units; (b) the preparation, printing and filing under the Securities Act of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto (including the fees, disbursements and expenses of the Partnership’s accountants and counsel, but not, however, legal fees and expenses of the Underwriters’ counsel incurred in connection therewith); (c) the distribution of the Registration Statement (including any exhibits thereto), any Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendment or supplement thereto, or any document incorporated by reference therein, all as provided in this Agreement; (d) the production and distribution of this Agreement, any supplemental agreement among Underwriters, and any other related documents in connection with the offering, purchase, sale and delivery of the Units; (e) any required review by the Financial Industry Regulatory Authority of the terms of sale of the Units (including related fees and expenses of counsel to the Underwriters); (f)  the listing of the Units on the NASDAQ Global Select Market; (g) the qualification of the Units under the securities laws of the several jurisdictions as provided in Section 6(a)(x); and (h) the performance by the BreitBurn Parties of their other obligations under this Agreement; provided that except as provided in this Section 7 and in Sections 9 and 12 hereof, (i) the Selling Unitholder shall pay its own costs and expenses, including the costs and expenses of its counsel, and (ii) the Underwriters shall pay their own costs and expenses, including the costs and expenses of their counsel, and the expenses of advertising any offering of the Units made by the Underwriters

8.           Conditions of Underwriters’ Obligations.  The respective obligations of the Underwriters hereunder are subject to the accuracy, when made and on each Delivery Date, of the representations and warranties of the BreitBurn Parties and the Selling Unitholder contained herein, to the performance by the BreitBurn Parties and the Selling Unitholder of their respective obligations hereunder, and to each of the following additional terms and conditions:

(a)           The Prospectus shall have been timely filed with the Commission in accordance with Section 6(a)(i); the Partnership shall have complied with all filing requirements applicable to any Issuer Free Writing Prospectus used or referred to after the date hereof; no stop order suspending the effectiveness of the Registration Statement or preventing or suspending the use of the Prospectus or any Issuer Free Writing Prospectus shall have been issued and no proceeding or examination for such purpose shall have been initiated or threatened by the Commission; and any request of the Commission for inclusion of additional information in the Registration Statement or the Prospectus or otherwise shall have been complied with.

(b)           No Underwriter shall have discovered and disclosed to the Partnership on or prior to such Delivery Date that the Registration Statement, as of the latest Effective Date, any Preliminary Prospectus or the Prospectus as of its respective date and on the applicable Delivery Date or the Pricing Disclosure Package as of the Applicable Time, in each case including any amendment or supplement thereto, contains an untrue statement of a fact which, in the opinion of Baker Botts L.L.P., counsel for the Underwriters, is material or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading (in the case of any Preliminary Prospectus, the Prospectus or the Pricing Disclosure Package, in the light of the circumstances under which such statements were made).

(c)           All corporate, partnership and limited liability company proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Units, the Registration Statement, the Prospectus and any Issuer Free Writing Prospectus, and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to Baker Botts L.L.P., counsel for the Underwriters, and the Partnership shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

(d)           Vinson & Elkins L.L.P. shall have furnished to the Representatives its written opinion, as counsel to the Partnership, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit A.

(e)           Mika Meyers Beckett & Jones PLC, shall have furnished to the Representatives its written opinion, as local Michigan counsel to the BreitBurn Entities organized under the laws of the State of Michigan, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Initial Purchasers, substantially in the form attached hereto as Exhibit B.

(f)            Gregory C. Brown, the General Partner’s Executive Vice President and General Counsel, shall have furnished to the Representatives his written opinion, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit C.

(g)           Davis Polk & Wardwell, LLP shall have furnished to the Representatives its written opinion, as counsel to the Selling Unitholder, addressed to the Underwriters and dated such Delivery Date, in form and substance reasonably satisfactory to the Representatives, substantially in the form attached hereto as Exhibit D.

(h)           The Representatives shall have received from Baker Botts L.L.P., counsel for the Underwriters, such opinion or opinions, dated such Delivery Date, with respect to the sale of the Units, the Registration Statement, the Prospectus and the Pricing Disclosure Package and other related matters as the Representatives may reasonably require, and the Partnership shall have furnished to such counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

(i)            At the time of execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, in form and substance satisfactory to the Representatives, addressed to the Underwriters and dated the date hereof (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, and (ii) stating, as of the date hereof (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Pricing Disclosure Package, as of a date not more than five days prior to the date hereof), the conclusions and findings of such firm with respect to the financial information and (iii) covering such other matters as are ordinarily covered by accountants’ “comfort letters” to underwriters in connection with registered public offerings.

(j)            With respect to the letter of PricewaterhouseCoopers LLP referred to in the preceding paragraph and delivered to the Underwriters concurrently with the execution of this Agreement (the “initial letter”), the Partnership shall have furnished to the Representatives a “bring-down” letter (the “bring-down letter”) of such accountants, addressed to the Underwriters and dated such Delivery Date (i) confirming that they are independent public accountants within the meaning of the Securities Act and are in compliance with the applicable requirements relating to the qualification of accountants under Rule 2-01 of Regulation S-X under the Securities Act, (ii) stating, as of the date of the bring-down letter (or, with respect to matters involving changes or developments since the respective dates as of which specified financial information is given in the Prospectus, as of a date not more than three days prior to the date of the bring-down letter), the conclusions and findings of such firm with respect to the financial information and other matters covered by the initial letter and (iii) confirming in all material respects the conclusions and findings set forth in the initial letter.

(k)           At the time of execution of this Agreement and the Closing Date, the Underwriters shall have received from each of the Reserve Engineers a letter, in form and substance satisfactory to the Representatives confirming certain matters concerning their engagement and the use of their Reserve Reports and information derived from their Reserve Reports in the Pricing Disclosure Package and the Preliminary Prospectus.

(l)           Except as described in the Pricing Disclosure Package, (i) none of the BreitBurn Entities shall have sustained, since the date of the latest audited financial statements included or incorporated by reference in the Pricing Disclosure Package, any loss or interference with its respective business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree (ii) and, since such date, there shall not have been any change in the capitalization or long-term debt of any of the BreitBurn Entities or any change in or affecting the condition (financial or otherwise), results of operations, unitholders’ equity, properties, management or business of the BreitBurn Entities taken as a whole, the effect of which, in any such case described in clause (i) or (ii) is, individually or in the aggregate, in the judgment of the Representatives, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package.

(m)         Each of the BreitBurn Parties shall have furnished or caused to be furnished to the Representatives a certificate, dated such Delivery Date, signed on its behalf by the Chief Executive Officer and the Chief Financial Officer of the General Partner, or other officers satisfactory to the Representatives, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that:

(i)           The representations and warranties of the BreitBurn Parties in Section 1 are true and correct on and as of such Delivery Date, and the BreitBurn Parties have complied with all their agreements contained herein and satisfied all the conditions on their part to be performed or satisfied hereunder at or prior to such Delivery Date;

(ii)          No stop order suspending the effectiveness of the Registration Statement has been issued; no proceedings for that purpose have been instituted or, to the knowledge of such officers, threatened; and the Commission has not notified the Partnership of any objection to the use of the form of the Registration Statement or any post-effective amendment thereto; and

(iii)         They have carefully examined the Registration Statement, the Prospectus and the Pricing Disclosure Package, and, in their opinion, (A) (1) the Registration Statement, as of the latest Effective Date, (2) the Prospectus, as of its date and on the applicable Delivery Date, or (3) the Pricing Disclosure Package, as of the Applicable Time, did not and do not contain any untrue statement of a material fact and did not and do not omit to state a material fact required to be stated therein or necessary to make the statements therein (except in the case of the Registration Statement, in the light of the circumstances under which they were made) not misleading, and (B) since the latest Effective Date, no event has occurred that should have been set forth in a supplement or amendment to the Registration Statement, the Prospectus or any Issuer Free Writing Prospectus that has not been so set forth.

(n)         Subsequent to the earlier of (A) the Applicable Time and (B) the execution and delivery of this Agreement, (i) no downgrading shall have occurred in the rating accorded any debt securities or preferred stock issued or guaranteed by any of the BreitBurn Entities by any “nationally recognized statistical rating organization,” as such term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act; and (ii) no such organization shall have publicly announced that it has under surveillance or review, or has changed its outlook with respect to, its rating of any debt securities or preferred stock issued or guaranteed by any of the BreitBurn Entities (other than an announcement with positive implications of a possible upgrading).

(o)           Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following:  (i) trading in securities generally on the New York Stock Exchange or the NASDAQ Global Select Market or in the over-the-counter market, or trading in any securities of the Partnership on any exchange or in the over-the-counter market, shall have been suspended or materially limited or the settlement of such trading generally shall have been materially disrupted or minimum prices shall have been established on any such exchange or such market by the Commission, by such exchange or by any other regulatory body or governmental authority having jurisdiction, (ii) a general moratorium on commercial banking activities shall have been declared by federal or state authorities, (iii) the United States shall have become engaged in hostilities, there shall have been an escalation in hostilities involving the United States or there shall have been a declaration of a national emergency or war by the United States or (iv) such a material adverse change in general economic, political or financial conditions, including, without limitation, as a result of terrorist activities after the date hereof (or the effect of international conditions on the financial markets in the United States shall be such), as to make it, in the judgment of the Representatives, impracticable or inadvisable to proceed with the public offering or delivery of the Units being delivered on such Delivery Date on the terms and in the manner contemplated in the Pricing Disclosure Package.

(p)           The Lock-Up Agreements from the persons or entities listed in Schedule VI and set forth in Exhibit E hereto shall be in full force and effect on such Delivery Date.

(q)           The Selling Unitholder shall have furnished to the Representatives a certificate, dated such Delivery Date, signed on its behalf by an executive officer of the Selling Unitholder, as to such matters as the Representatives may reasonably request, including, without limitation, a statement that the representations and warranties of the Selling Unitholder in Section 2 are true and correct on and as of such Delivery Date, and the Selling Unitholder has complied with all its agreements contained herein and satisfied all the conditions on its part to be performed or satisfied hereunder at or prior to such Delivery Date.

(r)            On or prior to each Delivery Date, the BreitBurn Parties and the Selling Unitholder shall have furnished to the Underwriters such further certificates and documents as the Underwriters may reasonably request.

All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance  reasonably satisfactory to counsel for the Underwriters.

9.           Indemnification and Contribution.

(a)           Each of the BreitBurn Parties hereby agrees, jointly and severally, to indemnify and hold harmless each Underwriter, its affiliates and agents participating in this offering (a “Participating Affiliate”), directors, officers and employees and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, Participating Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in (A) the Preliminary Prospectus, the Registration Statement, the Prospectus or in any amendment or supplement thereto, (B) any Issuer Free Writing Prospectus or in any amendment or supplement thereto or (C) any Permitted Issuer Information used or referred to in any “free writing prospectus” (as defined in Rule 405 of the Rules and Regulations) used or referred to by any Underwriter, (D) any “road show” (as defined in Rule 433 of the Rules and Regulations) not constituting an Issuer Free Writing Prospectus (a “Non-Prospectus Road Show”) or (ii) the omission or alleged omission to state in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, and shall reimburse each Underwriter and each such Participating Affiliate, director, officer, employee or controlling person promptly upon demand for any legal or other expenses reasonably incurred by that Underwriter, Participating Affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the BreitBurn Parties shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement or omission or alleged omission made in the Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any such amendment or supplement thereto or in any Permitted Issuer Information or any Non-Prospectus Road Show, in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of any Underwriter specifically for inclusion therein, which information consists solely of the information specified in Section 9(f).  In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto. The foregoing indemnity agreement is in addition to any liability that the BreitBurn Parties may otherwise have to any Underwriter or to any Participating Affiliate, director, officer, employee or controlling person of that Underwriter.

(b)           The Selling Unitholder hereby agrees to indemnify and hold harmless each Underwriter, its Participating Affiliates, directors, officers, employees, and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof (including, but not limited to, any loss, claim, damage, liability or action relating to purchases and sales of Units), to which that Underwriter, Participating Affiliate, director, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning the Selling Unitholder furnished to the Partnership specifically for inclusion therein, and shall reimburse each Underwriter and each such Participating Affiliate, director, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that the Selling Unitholder may otherwise have to any Underwriter or to any Participating Affiliate, director, officer, employee or controlling person of that Underwriter.

(c)           Each Underwriter hereby agrees, severally and not jointly, to indemnify and hold harmless the BreitBurn Parties, the Selling Unitholder and each of their respective directors, managers, officers and employees, and each person, if any, who controls any of the BreitBurn Parties or the Selling Unitholder within the meaning of Section 15 of the Securities Act, from and against any loss, claim, damage or liability, joint or several, or any action in respect thereof, to which the BreitBurn Parties, the Selling Unitholder or any such director, manager, officer, employee or controlling person may become subject, under the Securities Act or otherwise, insofar as such loss, claim, damage, liability or action arises out of, or is based upon, (i) any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, or (ii) the omission or alleged omission to state in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show, any material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information concerning such Underwriter furnished to the Partnership through the Representatives by or on behalf of that Underwriter specifically for inclusion therein, which information is limited to the information set forth in Section 9(f), and shall reimburse the BreitBurn Parties, the Selling Unitholder and any such director, manager, officer, employee or controlling person in connection with investigating or defending or preparing to defend against any such loss, claim, damage, liability or action as such expenses are incurred.  The foregoing indemnity agreement is in addition to any liability that any Underwriter may otherwise have to the BreitBurn Parties, the Selling Unitholder or any such director, manager, officer, employee or controlling person.

(d)           Promptly after receipt by an indemnified party under this Section 9 of notice of any claim or the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under this Section 9, notify the indemnifying party in writing of the claim or the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have under this Section 9 except to the extent it has been materially prejudiced (through the forfeiture of substantive rights or defenses) by such failure and, provided, further, that the failure to notify the indemnifying party shall not relieve it from any liability that it may have to an indemnified party otherwise than under this Section 9.  If any such claim or action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense thereof with counsel reasonably satisfactory to the indemnified party.  After notice from the indemnifying party to the indemnified party of its election to assume the defense of such claim or action, the indemnifying party shall not be liable to the indemnified party under this Section 9 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that the indemnified party shall have the right to employ counsel to represent jointly the indemnified party and those other indemnified parties and their respective directors, officers, employees and controlling persons who may be subject to liability arising out of any claim in respect of which indemnity may be sought under this Section 9 if (i) the indemnified party and the indemnifying party shall have so mutually agreed; (ii) the indemnifying party has failed within a reasonable time to retain counsel reasonably satisfactory to the indemnified party; (iii) the indemnified party and its directors, officers, employees and controlling persons shall have reasonably concluded , based on the advice of counsel, that there may be legal defenses available to them that are different from or in addition to those available to the indemnifying party; or (iv) the named parties in any such proceeding (including any impleaded parties) include both the indemnified parties or their respective directors, officers, employees or controlling persons, on the one hand, and the indemnifying party, on the other hand, and representation of both sets of parties by the same counsel would present a conflict due to actual or potential differing interests between them, and in any such event the fees and expenses of such separate counsel shall be paid by the indemnifying party.  No indemnifying party shall (i) without the prior written consent of the indemnified parties (which consent shall not be unreasonably withheld), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding and does not include any findings of fact or admissions of fault or culpability or a failure to act by or on behalf of any indemnified party, or (ii) be liable for any settlement of any such action effected without its written consent (which consent shall not be unreasonably withheld), but if settled with the consent of the indemnifying party or if there be a final judgment for the plaintiff in any such action, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any loss or liability by reason of such settlement or judgment.

(e)           If the indemnification provided for in this Section 9 shall for any reason be unavailable to or insufficient to hold harmless an indemnified party under Section 9(a), 9(b), 9(c) or 9(d) in respect of any loss, claim, damage or liability, or any action in respect thereof, referred to therein, then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid or payable by such indemnified party as a result of such loss, claim, damage or liability, or action in respect thereof, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the BreitBurn Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, from the offering of the Units or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the BreitBurn Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to the statements or omissions that resulted in such loss, claim, damage or liability, or action in respect thereof, as well as any other relevant equitable considerations.  The relative benefits received by the BreitBurn Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Selling Unitholder, as set forth in the table on the cover page of the Prospectus, on the one hand, and the total underwriting discounts and commissions received by the Underwriters with respect to the Units purchased under this Agreement, as set forth in the table on the cover page of the Prospectus, on the other hand.  The relative fault shall be determined by reference to whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the BreitBurn Parties or the Selling Unitholder, on the one hand, or the Underwriters, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such statement or omission.  The BreitBurn Parties, the Selling Unitholder and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 9(e) were to be determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take into account the equitable considerations referred to herein.  The amount paid or payable by an indemnified party as a result of the loss, claim, damage or liability, or action in respect thereof, referred to above in this Section 9(e) shall be deemed to include, for purposes of this Section 9(e), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim.  Notwithstanding the provisions of this Section 9(e), no Underwriter shall be required to contribute any amount in excess of the amount by which the net proceeds from the sale of the Units underwritten by it exceeds the amount of any damages that such Underwriter has otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement or omission or alleged omission.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute as provided in this Section 9(e) are several in proportion to their respective underwriting obligations and not joint.

(f)           The Underwriters severally confirm that the statements with respect to the  delivery of Common Units by the Underwriters set forth on the cover page of, and the selling concession figure and the paragraphs relating to stabilization by the Underwriters appearing under the caption “Underwriting” in, the most recent Preliminary Prospectus and the Prospectus are correct and the BreitBurn Parties and the Selling Unitholder acknowledge and agree that such statements constitute the only information concerning such Underwriters furnished in writing to the Partnership by or on behalf of the Underwriters specifically for inclusion in any Preliminary Prospectus, the Registration Statement, the Prospectus, any Issuer Free Writing Prospectus or in any amendment or supplement thereto or in any Non-Prospectus Road Show.

10.           Defaulting Underwriters.  If, on any Delivery Date, any Underwriter defaults in the performance of its obligations under this Agreement, the remaining non-defaulting Underwriter(s) shall be obligated to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on such Delivery Date in the respective proportions which the number of Firm Units set forth opposite the name of each remaining non-defaulting Underwriter in Schedule I hereto bears to the total number of Firm Units set forth opposite the names of all the remaining non-defaulting Underwriters in Schedule 1 hereto; provided, however, that the remaining non-defaulting Underwriters shall not be obligated to purchase any of the Units on such Delivery Date if the total number of Units that the defaulting Underwriter(s) agreed but failed to purchase on such date exceeds 10% of the total number of Units to be purchased on such Delivery Date, and any remaining non-defaulting Underwriter shall not be obligated to purchase more than 110% of the number of Units that it agreed to purchase on such Delivery Date pursuant to the terms of Section 3 hereof.  If the foregoing maximums are exceeded, the remaining non-defaulting Underwriters, or those other underwriters satisfactory to the Representatives who so agree, shall have the right, but shall not be obligated, to purchase, in such proportion as may be agreed upon among them, all the Units to be purchased on such Delivery Date.  If the remaining non-defaulting Underwriter(s) or other underwriters satisfactory to the Representatives do not elect to purchase the Units that the defaulting Underwriter(s) agreed but failed to purchase on such Delivery Date, this Agreement (or, with respect to any Option Unit Delivery Date, the obligation of the Underwriter(s) to purchase, and of the Selling Unitholder to sell, the Option Units) shall terminate without liability on the part of any non-defaulting Underwriter, the BreitBurn Parties or the Selling Unitholder, except that the BreitBurn Parties will continue to be liable for the payment of expenses to the extent set forth in Sections 7 and 12.  As used in this Agreement, the term “Underwriter” includes, for all purposes of this Agreement unless the context requires otherwise, any party not listed in Schedule 1 hereto that, pursuant to this Section 10, purchases Units that a defaulting Underwriter agreed but failed to purchase.

Nothing contained herein shall relieve a defaulting Underwriter of any liability it may have to the BreitBurn Parties or the Selling Unitholder for damages caused by its default.  If other Underwriters are obligated or agree to purchase the Units of a defaulting or withdrawing Underwriter, the Representatives, the Partnership or the Selling Unitholder may postpone the Delivery Date for up to seven full business days in order to effect any changes that in the opinion of counsel for the Partnership, counsel for the Selling Unitholder or counsel for the Underwriters may be necessary in the Registration Statement, the Prospectus or in any other document or arrangement.

11.           Termination. The obligations of the Underwriters hereunder may be terminated by the Representatives by notice given to and received by the Partnership and the Selling Unitholder prior to delivery of and payment for the Firm Units if, prior to that time, any of the events described in Section 8(l), 8(n) or 8(o) shall have occurred or if the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement.

12.           Reimbursement of Underwriters’ Expenses.

(a)           If the Selling Unitholder shall fail to tender the Units for delivery to the Underwriters (i) by reason of any failure, refusal or inability of the BreitBurn Parties to perform any agreement on their respective parts to be performed or (ii) because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by the BreitBurn Parties is not fulfilled for any reason, the Partnership will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Partnership shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Partnership shall not be obligated to reimburse any Underwriters on account of those expenses.

(b)           If the Selling Unitholder shall fail to tender the Units for delivery to the Underwriters (i) by reason of any failure, refusal or inability of the Selling Unitholder to perform any agreement on its part to be performed,(ii) because any other condition to the Underwriters’ obligations hereunder required to be fulfilled by the Selling Unitholder is not fulfilled for any reason or (iii) because the Underwriters shall decline to purchase the Units for any reason permitted under this Agreement (other than any reason or condition described in Section 12(a)), the Selling Unitholder will reimburse the Underwriters for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by the Underwriters in connection with this Agreement and the proposed purchase of the Units, and upon demand the Selling Unitholder shall pay the full amount thereof to the Representatives; provided, however, that if this Agreement is terminated pursuant to Section 10 by reason of the default of one or more Underwriters, the Selling Unitholder shall not be obligated to reimburse any Underwriters on account of those expenses.

13.         Research Analyst Independence.  Each of the BreitBurn Parties and the Selling Unitholder acknowledges that the Underwriters’ research analysts and research departments are required to be independent from their respective investment banking divisions and are subject to certain regulations and internal policies, and that such Underwriters’ research analysts may hold views and make statements or investment recommendations and/or publish research reports with respect to the Partnership or the offering of the Units that differ from the views of their respective investment banking divisions.  Each of the BreitBurn Parties and the Selling Unitholder hereby waives and releases, to the fullest extent permitted by law, any claims that such party may have against the Underwriters with respect to any conflict of interest that may arise from the fact that the views expressed by their independent research analysts and research departments may be different from or inconsistent with the views or advice communicated to the Partnership or the Selling Unitholder by such Underwriters’ investment banking divisions.  Each of the BreitBurn Parties and the Selling Unitholder acknowledges that each of the Underwriters is a full service securities firm and as such from time to time, subject to applicable securities laws, may effect transactions for its own account or the account of its customers and hold long or short positions in debt or equity securities of the companies that may be the subject of the transactions contemplated by this Agreement.

14.         No Fiduciary Duty.  Each of the BreitBurn Parties and the Selling Unitholder acknowledges and agrees that in connection with this offering, the sale of the Units, or any other services the Underwriters may be deemed to be providing hereunder, notwithstanding any preexisting relationship, advisory or otherwise, between the parties or any oral representations or assurances previously or subsequently made by the Underwriters:  (i) no fiduciary or agency relationship between any of the BreitBurn Parties, the Selling Unitholder and any other person, on the one hand, and the Underwriters, on the other, exists; (ii) the Underwriters are not acting as advisors, expert or otherwise, to any of the BreitBurn Parties or the Selling Unitholder, including, without limitation, with respect to the determination of the public offering price of the Units, and such relationship between any of the BreitBurn Parties and the Selling Unitholder, on the one hand, and the Underwriters, on the other, is entirely and solely commercial, based on arms-length negotiations; (iii) any duties and obligations that the Underwriters may have to any of the BreitBurn Parties or the Selling Unitholder shall be limited to those duties and obligations specifically stated herein; (iv) the Underwriters and their respective affiliates may have interests that differ from those of the BreitBurn Parties or the Selling Unitholder; and (v) the BreitBurn Parties and the Selling Unitholder have each consulted their own legal and financial advisors to the extent they deemed appropriate.  Each of the BreitBurn Parties and the Selling Unitholder hereby waives and releases, to the fullest extent permitted by law, any claims that it may have against the Underwriters with respect to any breach of fiduciary duty in connection with this offering of Units.

15.         Notices, Etc. All statements, requests, notices and agreements hereunder shall be in writing, and:

(a)           if to the Underwriters, shall be delivered or sent by mail or facsimile transmission to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attn: ECM Syndicate Desk (Fax: 212-797-9344), with a copy to Deutsche Bank Securities Inc., 60 Wall Street, 4th Floor, New York, New York 10005, Attn: General Counsel (Fax: 212-797-4564);

(b)           if to any of the BreitBurn Parties, shall be delivered or sent by mail or facsimile transmission to BreitBurn GP LLC, 515 South Flower Street, Suite 4800, Los Angeles, CA 90071, Attention: Gregory C. Brown (Fax: 213-225-5916), with a copy to Vinson & Elkins L.L.P., 666 Fifth Avenue, 26th Floor, New York, New York 10103, Attention: Shelley A. Barber (Fax: 917-849-5353); and

(c)           if to the Selling Unitholder, shall be delivered or sent by mail or facsimile transmission to 801 Cherry Street, Suite 3700, Unit 19, Fort Worth, Texas 76102 (fax: 817-665-5021); Attention:  General Counsel.

Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.  The BreitBurn Parties and the Selling Unitholder each shall be entitled to act and rely upon any request, consent, notice or agreement given or made on behalf of the Underwriters by Deutsche Bank Securities Inc. on behalf of the Representatives.

16.           Persons Entitled to Benefit of Agreement.  This Agreement shall inure to the benefit of and be binding upon the Underwriters, the Partnership, the General Partner, the Selling Unitholder and their respective successors.  This Agreement and the terms and provisions hereof are for the sole benefit of only those persons, except that (A) the representations, warranties, indemnities and agreements of the BreitBurn Parties and the Selling Unitholder contained in this Agreement shall also be deemed to be for the benefit of the directors, officers and employees of the Underwriters and each person or persons, if any, controlling any Underwriter within the meaning of Section 15 of the Securities Act and (B) the indemnity agreement of the Underwriters contained in Section 9(c) of this Agreement shall be deemed to be for the benefit of the directors of the General Partner, the officers of the General Partner who have signed the Registration Statement and any person controlling the Partnership within the meaning of Section 15 of the Securities Act.  Nothing in this Agreement is intended or shall be construed to give any person, other than the persons referred to in this Section 16, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

17.           Survival. The respective indemnities, rights of contribution, representations, warranties and agreements of the BreitBurn Parties, the Selling Unitholder and the Underwriters contained in this Agreement or made by or on behalf of them, respectively, pursuant to this Agreement, shall survive the delivery of and payment for the Units and shall remain in full force and effect, regardless of any termination of this Agreement or any investigation made by or on behalf of any of them or any person controlling any of them.

18.           Definition of the Terms “Business Day,” “Affiliate” and “Subsidiary.”  For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange, Inc. is open for trading and (b) “affiliate” and “subsidiary” have the meanings set forth in Rule 405 of the Rules and Regulations.

19.           Governing Law.  This Agreement shall be governed by and construed in accordance with the laws of the State of New York.  Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the federal and state courts located in New York County, New York, including the United States District Court for the Southern District of New York, in connection with any claim brought with respect to this Agreement or related matter and waives any right to claim such forum would be inappropriate, including concepts of forum non conveniens.  Time is of the essence in this Agreement.

20.           Waiver of Jury Trial. Each of the BreitBurn Parties, the Selling Unitholder and each of the Underwriters hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Agreement or the transactions contemplated hereby.

21.           Patriot Act.  In accordance with the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)), the underwriters are required to obtain, verify and record information that identifies their respective clients, including the Partnership, which information may include the name and address of their respective clients, as well as other information that will allow  the underwriters to properly identify their respective clients.

22.           Counterparts. This Agreement may be executed in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original but all such counterparts shall together constitute one and the same instrument.

23.           Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

If the foregoing correctly sets forth the agreement among the BreitBurn Parties, the Selling Unitholder and the Underwriters, please indicate your acceptance in the space provided for that purpose below.

Very truly yours,

BREITBURN ENERGY PARTNERS L.P.

By:	BREITBURN GP, LLC
its general partner

By:	/s/ Randall H. Breitenbach
Name: Randall H. Breitenbach
Title: President

BREITBURN GP, LLC

By:	/s/ Randall H. Breitenbach
Name: Randall H. Breitenbach
Title: President

QUICKSILVER RESOURCES INC.

By:	/s/ Philip Cook
Name: Philip Cook
Title: Senior Vice President - Chief Financial Officer

Accepted:

Deutsche Bank Securities Inc.
Merrill Lynch, Pierce, Fenner & Smith
Incorporated
Citigroup Global Markets Inc.
Goldman, Sachs & Co.
UBS Securities LLC
Wells Fargo Securities, LLC

For themselves and as Representatives
of the several Underwriters named
in Schedule I hereto

By:	DEUTSCHE BANK SECURITIES INC.

By:	/s/ Ed Bryant
Name: Ed Bryant
Title: Director

By:	/s/ Frank Windels
Name: Frank Windels
Title: Director

By:	MERRILL LYNCH, PIERCE, FENNER & SMITH
INCORPORATED

By:	/s/ Marion Leman
Name: Marion Leman
Title: Managing Director

By:	CITIGROUP GLOBAL MARKETS INC.

By:	/s/ Robert Waldron
Name: Robert Waldron
Title: Vice President

By:	GOLDMAN, SACHS & CO.

By:	/s/ Goldman, Sachs & Co.
Name:
Title:

By:	UBS SECURITIES LLC

By:	/s/ Michael Buckingham
Name: Michael Buckingham
Title: Executive Director

By:	/s/ Bimal Amin
Name: Bimal Amin
Title: Associate Director

By:	WELLS FARGO SECURITIES, LLC

By:	/s/ Lear Beyer
Name: Lear Beyer
Title: Managing Director

SCHEDULE I

Underwriters	Number of Firm Units
Deutsche Bank Securities Inc.	1,080,017
Merrill Lynch, Pierce, Fenner & Smith Incorporated	1,010,337
Citigroup Global Markets Inc.	1,010,337

Goldman, Sachs & Co	1,010,337

UBS Securities LLC..	1,010,337

Wells Fargo Securities, LLC	1,010,337

BB&T Capital Markets, a division of Scott & Stringfellow, LLC	217,745
Ladenburg Thalmann & Co. Inc	217,745
MLV & Co. LLC	200,326
RBS Securities Inc	200,326
Total	6,967,844

I-1

SCHEDULE II

ISSUER FREE WRITING PROSPECTUSES

None.

II-1

SCHEDULE III

ORALLY CONVEYED PRICING INFORMATION

1.  Public offering price: $16.52 per Common Unit.

2.  Number of Common Units offered: 6,967,844

III-1

SCHEDULE IV

BREITBURN ENTITIES

BreitBurn Energy Partners L.P.

BreitBurn Finance Corporation

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

Alamitos Company

BreitBurn Florida LLC

BreitBurn Fulton LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Preventive Maintenance Services LLC

Terra Energy Company LLC

Terra Pipeline Company LLC

Beaver Creek Pipeline, L.L.C.

BreitBurn Energy Partners I, L.P.

BreitBurn Collingwood Utica LLC

Seal Beach Gas Processing Venture

Wilderness-Chester Gas Processing Limited Partnership

Wilderness-Chester LLC

Wilderness Energy, L.C.

Wilderness Energy Services Limited Partnership

Frederic HOF Limited Partnership

Terra-Westside Processing Company

IV-1

SCHEDULE V

MATERIAL BREITBURN ENTITIES

BreitBurn Energy Partners L.P.

BreitBurn Finance Corporation

BreitBurn Operating GP, LLC

BreitBurn GP, LLC

BreitBurn Management Company, LLC

BreitBurn Operating L.P.

Alamitos Company

BreitBurn Florida LLC

BreitBurn Fulton LLC

GTG Pipeline LLC

Mercury Michigan Company, LLC

Phoenix Production Company

Preventive Maintenance Services LLC

Terra Energy Company LLC

Terra Pipeline Company LLC

Beaver Creek Pipeline, L.L.C.

V-1

SCHEDULE VI

PARTIES TO DELIVER LOCK-UP AGREEMENTS

Directors

- John R. Butler, Jr.

- Walker C. Friedman

- Gregory J. Moroney

- David B. Kilpatrick

- W. Yandell Rogers, III

- Charles S. Weiss

Executive Officers

- Halbert S. Washburn

- Randall H. Breitenbach

- Mark L. Pease

- James G. Jackson

- Gregory C. Brown

BreitBurn Energy Corporation

VI-1

EXHIBIT A

FORM OF OPINION OF VINSON & ELKINS L.L.P.

(i)           Each of the Partnership, BreitBurn Finance, BMC, the General Partner, OLP GP, the Operating LP, BreitBurn Fulton LLC, BreitBurn Florida LLC and BreitBurn Collingwood Utica LLC (the “Delaware Entities”) has been duly formed and is validly existing and is in good standing as a limited partnership, limited liability company or corporation, as applicable, under the Delaware LP Act, the Delaware LLC Act or the Delaware General Corporation Law, as amended (the “DGCL”). BreitBurn Energy Partners I, L.P., a Texas limited partnership (together with the Delaware Entities, the “Applicable Entities”), has been duly formed and is validly existing and is in good standing as a limited partnership under the Texas Business Organizations Code, as amended, (the “TBOC”).  Each of the Applicable Entities has full limited liability company, limited partnership or corporate power and authority, as applicable, necessary to own or lease its properties and to conduct its business, in each case in all material respects as described in the Pricing Disclosure Package and the Prospectus. Each of the Applicable Entities is duly qualified to do business and in good standing as a foreign limited partnership, foreign limited liability company or foreign corporation, as applicable, in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)           Each of the General Partner and OLP GP has full limited liability company power and authority to act as general partner of the Partnership and the Operating LP, respectively, in all material respects as described in the Pricing Disclosure Package and the Prospectus.

(iii)           The General Partner is the sole general partner of the Partnership with a non-economic interest in the Partnership; such general partner interest has been duly authorized and validly issued in accordance with the Partnership Agreement; and the General Partner owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the General Partner as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

(iv)           The Partnership owns a 100% membership interest in the General Partner;  such membership interest has been duly authorized and validly issued in accordance with the GP LLC Agreement and is fully paid (to the extent required by the GP LLC Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Delaware LP Act, the Credit Facility, the GP LLC Agreement or the Partnership Agreement.

(v)           The Partnership owns a 100% membership interest in BMC; such membership interest has been duly authorized and validly issued in accordance with the BMC LLC Agreement and is fully paid (to the extent required by the BMC LLC Agreement) and nonassessable (except as such nonassessability may be affected Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the BMC LLC Agreement.

(vi)          The Partnership owns a 100% membership interest in the OLP GP; such membership interest has been duly authorized and validly issued in accordance with the OLP GP Agreement and is fully paid (to the extent required by the OLP GP Agreement) and nonassessable (except as such nonassessability may be affected by matters described in Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act); and the Partnership owns such membership interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the Credit Facility or the OLP GP Agreement.

(vii)         OLP GP is the sole general partner of the Operating LP with a 0.001% general partner interest in the Operating LP; such general partner interest has been duly authorized and validly issued in accordance with the OLP Agreement; and OLP GP owns such general partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming OLP GP as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement.

(viii)        The Partnership owns a 99.999% limited partner interest in the Operating LP; such limited partner interest has been duly authorized and validly issued in accordance with the OLP Agreement and is fully paid (to the extent required by the OLP Agreement) and nonassessable (except as such nonassessability may be affected by Sections 17-303, 17-607 and 17-804 of the Delaware LP Act); and the Partnership owns such limited partner interest free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Partnership as a debtor is on file in the office of the Secretary of State of the State of Delaware or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LP Act, the Credit Facility or the OLP Agreement;

(ix)           The Operating LP owns, directly or indirectly, the ownership interests in BreitBurn Energy Partners I, L.P., BreitBurn Florida LLC, BreitBurn Fulton LLC and BreitBurn Collingwood Utica LLC as set forth on Annex 2 to this opinion; such ownership interests have been duly authorized and validly issued in accordance with the applicable limited partnership agreement and limited liability company agreement of such entity, as applicable, and are fully paid (to the extent required under the applicable limited partnership or limited liability company agreement) and nonassessable (except as such nonassessability may be affected by Sections 18-303, 18-607 and 18-804 of the Delaware LLC Act or Sections 153.102, 153.202 and 153.210 of the TBOC, as applicable); and the Operating LP owns such ownership interests free and clear of all Liens (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Delaware naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Delaware or the State of Texas or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the Delaware LLC Act, the TBOC, the applicable limited partnership agreement or limited liability company agreement of such entity, or the Credit Facility.

(x)           Except as identified in the Pricing Disclosure Package or provided for in the Partnership Agreement, there are no preemptive rights or other rights to subscribe for or to purchase, nor any restriction upon the voting or transfer of any equity securities of the Partnership pursuant to the Partnership Agreement or any other agreement or instrument listed on Annex 3 to this opinion.  To such counsel’s knowledge, neither the filing of the Registration Statement nor the offering or sale of the Units as contemplated by this Agreement gives rise to any rights for or relating to the registration of any Units or other securities of the Partnership other than rights which have been waived.

(xi)           Each of the BreitBurn Parties has all requisite partnership or limited liability company power and authority to execute and deliver this Agreement and perform its obligations hereunder.  All partnership and limited liability company action, as the case may be, required to be taken by any of the BreitBurn Parties or any of their respective unitholders, members or partners for the consummation of the transactions contemplated by this Agreement has been validly taken.

(xii)          This Agreement has been duly authorized and validly executed and delivered by the BreitBurn Parties.

(xiii)         Neither (i) the offering and sale by the Selling Unitholder of the Units nor (ii) the execution, delivery and performance of this Agreement by the BreitBurn Parties and the Selling Unitholder (A) conflict with or constitute a violation of the organizational documents of any of the Applicable Entities, (B) constitute a breach or violation of, or a default (or an event which, with notice or lapse of time or both, would constitute such a default) under any document listed on Annex 3 to this opinion, (C) violate the Delaware LP Act, the Delaware LLC Act, the DGCL or federal law (collectively, the “Included Laws”), or (D) result in the creation or imposition of any Lien upon any property or assets of any of the Applicable Entities, which breach, violation, default or lien, in the case of clauses (B), (C) or (D), could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under this Agreement; provided, however, that no opinion as to securities law is expressed in relation to the preceding clause (C).

(xiv)         No consent, approval, authorization, order, registration, filing or qualification of or with any court, governmental agency or body having jurisdiction over any of the Applicable Entities or any of their properties or assets is required in connection with the  offering and sale by the Selling Unitholder of the Units or the execution, delivery and performance of this Agreement by the BreitBurn Parties and the Selling Unitholder, except for such registrations filings, consents, approvals and similar authorizations required under the Securities Act, the Exchange Act and state securities or “Blue Sky” laws, as to which such counsel need not express any opinion.

(xv)          The Registration Statement became effective on October 28, 2008 and the Prospectus was filed with the Commission pursuant to the subparagraph of Rule 424(b) of the Rules and Regulations specified in such opinion.  To the knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued and no proceeding or examination for such purpose has been instituted or threatened by the Commission.

(xvi)         Each of (i) the Registration Statement, on the latest Effective Date, and (ii) the Prospectus as of its date and the date hereof, appears on its face to be appropriately responsive in all material respects to the requirements of the Securities Act and the Rules and Regulations, except that in each case such counsel need express no opinion with respect to the financial statements and the notes and financial schedules thereto and or other financial, reserve or statistical data contained or incorporated by reference in or omitted from the Registration Statement or the Prospectus.

(xvii)        The statements made or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus under the captions “Prospectus Supplement Summary—The Offering,” “Description of the Common Units,” “The Partnership Agreement”, “Material Tax Considerations,” “Material Tax Consequences” and “Risk Factors—Tax Risks to Unitholders,” as updated, amended or supplemented by the statements made or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus, insofar as they purport to constitute summaries of the terms of the Common Units or statutes, rules or regulations, legal and governmental proceedings or contracts and other documents, constitute accurate summaries of the terms of such Common Units, statutes, rules and regulations, legal and governmental proceedings and contracts and other documents in all material respects.  The description of the federal statutes and regulations set forth or incorporated by reference in each of the Pricing Disclosure Package and the Prospectus under “Business—Environmental Matters and Regulation” and “Business—Other Regulation of the Oil and Gas Industry” fairly describe in all material respects the portions of the federal statutes and regulations addressed thereby.

(xviii)       The opinion of counsel filed as Exhibit 8.1 on the Partnership’s Current Report on Form 8-K to be filed on or prior to the Initial Delivery Date and incorporated by reference in the Registration Statement is confirmed and the Underwriters may rely upon such opinion as if it were addressed to them.

(xix)         None of the Applicable Entities is and, after giving effect to the offer and sale of the Units as described in each of the Pricing Disclosure Package and the Prospectus, none of them will be an “investment company” within the meaning of the Investment Company Act of 1940, as amended, and the rules and regulations of the Commission thereunder.

In rendering such opinion, such counsel may (i) rely in respect of matters of fact upon certificates of officers and employees of the BreitBurn Parties and upon information obtained from public officials, (ii) assume that all documents submitted to them as originals are authentic, that all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (iii) state that its opinion is limited to matters governed by the federal laws of the United States of America, the TBOC, the Delaware LP Act, the Delaware LLC Act and the DGCL, (iv) with respect to the opinions expressed as to the due qualification or registration as a foreign limited partnership or limited liability company, as the case may be, of the BreitBurn Entities, state that such opinions are based upon certificates of foreign qualification or registration provided by the Secretary of State of the States listed on Annex 1 hereof (each of which shall be dated as of a date not more than fourteen days prior to the Initial Delivery Date and shall be provided to you) and (v) state that they express no opinion with respect to state or local taxes or tax statutes to which any of the limited partners of the Partnership or any of the BreitBurn Entities may be subject.

In addition, such counsel shall state that they have participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent accountants of the Partnership, representatives of the Reserve Engineers, representatives of the Selling Unitholder and the Selling Unitholder’s counsel and with your representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in clauses (xviii) and (xix) in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that

(A)         the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading,

(B)          the Pricing Disclosure Package, as of the Applicable Time, contained any untrue statement of a material fact or omitted to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, or

(C)          the Prospectus, as of its issue date or as of such applicable Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

it being understood that such counsel expresses no statement or belief in this letter with respect to (i) the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, (ii) any other financial, accounting and reserve information included or incorporated by reference in, or excluded from, the Registration Statement, the Pricing Disclosure Package or the Prospectus, and (iii) representations and warranties and other statements of fact included in the exhibits to the Registration Statement.

Annex 1

Entity	Foreign Qualifications

BreitBurn GP, LLC (Delaware)	California, Indiana, Kentucky, Michigan, Texas, Wyoming

BreitBurn Energy Partners L.P. (Delaware)	California

BreitBurn Finance Corporation (Delaware)	None

BreitBurn Operating GP, LLC (Delaware)	California, Florida, Indiana, Kentucky, Michigan, Texas, Wyoming

BreitBurn Operating L.P. (Delaware)	California, Colorado, Florida, Indiana, Kentucky, Michigan, Texas, Utah, Wyoming

BreitBurn Management Company, LLC (Delaware)	California, Colorado, Florida, Indiana, Kentucky, Michigan, Texas, Wyoming

BreitBurn Fulton LLC (Delaware)	California

BreitBurn Florida LLC (Delaware)	Florida

BreitBurn Collingwood Utica LLC (Delaware)	None

BreitBurn Energy Partners I, L.P. (Texas)	California

Annex 2

Entity	Ownership Interest

BreitBurn Florida LLC	100% membership interest

BreitBurn Fulton LLC	100% membership interest

BreitBurn Collingwood Utica LLC	100% membership interest

BreitBurn Energy Partners I, L.P.	99% limited partnership interest

Annex 3

1)	Registration Rights Agreement, dated as of November 1, 2007, by and among BreitBurn Energy Partners L.P. and Quicksilver Resources Inc. (Exhibit 4.2 to Form 8-K filed on November 6, 2007).

2)
Unit Purchase Rights Agreement, dated as of December 22, 2008, between BreitBurn Energy Partners L.P. and American Stock Transfer & Trust Company LLC as Rights Agreement (Exhibit 4.1 to Form 8-K filed on December 23, 2008).

3)
Contribution, Conveyance and Assumption Agreement, dated as of October 10, 2006, by and among Pro GP Corp., Pro LP Corp., BreitBurn Energy Corporation, BreitBurn Energy Company L.P., BreitBurn Management Company, LLC, BreitBurn GP, LLC, BreitBurn Energy Partners L.P., BreitBurn Operating GP, LLC and BreitBurn Operating L.P. (Exhibit 10.2 to Form 8-K filed  October 16, 2006).

4)	Contribution Agreement, dated as of September 11, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P. (Exhibit 10.4 to Form 8-K filed November 6, 2007).

5)	Amendment to Contribution Agreement, dated effective as of November 1, 2007, between Quicksilver Resources Inc. and BreitBurn Operating L.P. (Exhibit 10.5 to Form 8-K filed on November 6, 2007).

6)
Second Amended and Restated Administrative Services Agreement dated August 26, 2008 by and between BreitBurn Energy Company L.P. and BreitBurn Management Company, LLC (Exhibit 10.1 to Form 8-K filed on September 2, 2008).

7)
Omnibus Agreement, dated August 26, 2008, by and among BreitBurn Energy Holdings LLC, BEC (GP) LLC, BreitBurn Energy Company L.P., BreitBurn GP, LLC, BreitBurn Management Company, LLC and BreitBurn Energy Partners L.P. (Exhibit 10.2 to Form 8-K filed on September 2, 2008).

8)
Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank National Association as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2010).

9)
Settlement Agreement dated April 5, 2010 by and among Quicksilver Resources, Inc., BreitBurn Energy Partners L.P., BreitBurn GP LLC, Provident Energy Trust, Randall H. Breitenbach and Halbert S. Washburn (Exhibit 10.1 to Form 8-K filed on April 9, 2010).

10)
First Amendment dated September 17, 2010 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on September 23, 2010).

11)
Second Amendment dated May 9, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 10-Q filed on May 10, 2011).

12)
Third Amendment dated August 3, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on July 29, 2011).

13)
Indenture, dated as of October 6, 2010, by and among BreitBurn Energy Partners L.P., BreitBurn Finance Corporation, the Guarantors named therein and U.S. National Bank Association (Exhibit 4.1 to Form 8-K filed on October 7, 2010).

14)
Fourth Amendment dated October 5, 2011 to the Second Amended and Restated Credit Agreement dated May 7, 2010, by and among BreitBurn Operating L.P., as borrower, BreitBurn Energy Partners L.P., as parent guarantor, and Wells Fargo Bank, N.A., as administrative agent (Exhibit 10.1 to Form 8-K filed on October 7, 2011).

EXHIBIT B

FORM OF OPINION OF MICHIGAN COUNSEL

(i)            Each of Mercury Michigan Company, LLC, Beaver Creek Pipeline, L.L.C., Terra Energy Company LLC and Terra Pipeline Company LLC (the “Michigan Entities”) is validly existing and is in good standing as a limited liability company under the laws of the state of Michigan.  Each of the Michigan Entities has full limited liability company power and authority necessary to own or lease its properties and to conduct its business to be conducted at the Initial Delivery Date, in each case in all material respects as described in the Pricing Disclosure Package.  Each of the Michigan Entities is duly qualified to do business and in good standing as a foreign limited liability company in each jurisdiction as set forth on Annex 1 to this opinion.

(ii)           The Operating LP owns, directly or indirectly, all of the outstanding membership interests in the Michigan Entities; such membership interests have been duly authorized and validly issued in accordance with the applicable limited liability company agreement of such entity and are fully paid (to the extent required under the applicable limited liability company agreement) and nonassessable (except as such nonassessability may be affected the laws of the State of Michigan); and the Operating LP owns such membership interests free and clear of all Liens (except restrictions on transferability as described in the Pricing Disclosure Package) (i) in respect of which a financing statement under the Uniform Commercial Code of the State of Michigan naming the Operating LP as a debtor is on file in the office of the Secretary of State of the State of Michigan or (ii) otherwise known to such counsel, without independent investigation, other than those created by or arising under the laws of the State of Michigan or the Credit Facility.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of the Michigan Entities and upon information obtained from public officials, (B) assume that all documents submitted to them as originals are authentic, and all copies submitted to them conform to the originals thereof, and that the signatures on all documents examined by them are genuine, (C) state that such opinions are limited to the laws of the State of Michigan and federal laws, (D) with respect to the opinions expressed in paragraph 1 above as to the due qualification or registration of each of the Michigan Entities as a foreign limited liability company, as the case may be, state that such opinions are based on certificates of foreign qualification or registration provided by the Secretary of State of the applicable state (each of which will be dated not more than ten days prior to such Delivery Date, as the case may be, and shall be provided to the Representatives) and (E) state that they express no opinion with respect to state or local taxes or tax statutes to which the Michigan Entities may be subject.

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Annex 1

Michigan Entities	Jurisdictions of Foreign Qualification

Mercury Michigan Company, LLC	N/A

Beaver Creek Pipeline, L.L.C.	N/A

Terra Energy Company LLC	N/A

Terra Pipeline Company LLC	N/A

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EXHIBIT C

FORM OF OPINION OF GENERAL COUNSEL

(i)            Neither (i) the offering and sale by the Selling Unitholder of the Units nor (ii) the execution, delivery and performance of this Agreement by the BreitBurn Parties and the Selling Unitholder conflicts with, or, results in a breach, default (and no event has occurred that, with notice or lapse of time or otherwise, would constitute such an event) or violation of, or imposition of any Lien upon any property or assets of the BreitBurn Entities pursuant to (i) any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument known to me (excluding any agreements or instruments listed on Annex 3 to Exhibit A of this Agreement) to which any of the BreitBurn Entities or their properties may be bound, or (ii) any order, judgment, decree or injunction known to me of any court or governmental agency or body to which any of the BreitBurn Entities or any of their properties is subject, which conflict, breach, default, violation or lien could, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or could reasonably be expected to materially impair the ability of any of the BreitBurn Parties to perform their obligations under the this Agreement.

(ii)           Such counsel knows of no material legal or governmental actions, suits or proceedings pending or threatened against any of the BreitBurn Entities which would be required to be described in the Registration Statement, except as set forth in the Pricing Disclosure Package and the Prospectus.  To such counsel’s knowledge, other than as set forth in the Pricing Disclosure Package and the Prospectus, there are no legal or governmental proceedings pending to which the BreitBurn Entities are a party or of which any property of the BreitBurn Entities is the subject which are likely to result in, individually or in the aggregate, a Material Adverse Effect.  Other than as set forth in the Pricing Disclosure Package and the Prospectus, to such counsel’s knowledge, no such proceedings have been overtly threatened in writing by governmental authorities or by others, which have not been resolved.

In rendering such opinion, such counsel may (A) rely in respect of matters of fact upon certificates of officers and employees of BreitBurn Entities and upon information obtained from public officials, (B) assume that all documents submitted to him as originals are authentic, that all copies submitted to him conform to the originals thereof, and that the signatures on all documents examined by him are genuine, (C) state that his opinion is limited to federal laws and the laws of the State of California and (D) with respect to the opinion expressed in (ii) above, state that his opinion is limited to and based upon the pleadings of which he is aware, filed as of the date of such opinion, in pending actions, suits or proceedings against or affecting the BreitBurn Entities or any of their respective properties.

In addition, such counsel shall state that he has participated in conferences with certain officers and other representatives of the BreitBurn Parties, representatives of the independent accountants of the Partnership, representatives of the Reserve Engineers, representatives of the Selling Unitholder and the Selling Unitholder’s counsel and with your representatives and counsel, at which the contents of the Registration Statement, the Pricing Disclosure Package and the Prospectus and related matters were discussed, and although such counsel has not independently verified, is not passing upon, and is not assuming any responsibility for the accuracy, completeness or fairness of the statements contained in, the Registration Statement, the Pricing Disclosure Package and the Prospectus (except to the extent specified in the foregoing opinion), based on the foregoing, no facts have come to such counsel’s attention that lead such counsel to believe that:

C-1

(A) the Registration Statement, as of the latest Effective Date, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading,

 (B)  the Pricing Disclosure Package, as of the Applicable Time, contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or

(C) the Prospectus, as of its issue date or as of the Delivery Date contained or contains an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, it being understood that such counsel expresses no statement or belief with respect to the financial statements and related schedules, including the notes and schedules thereto and the auditor’s report thereon, or any other financial and accounting and reserve information, included in, or excluded from, the Pricing Disclosure Package and the Preliminary Prospectus.

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EXHIBIT D

FORM OF OPINION OF DAVIS POLK & WARDWELL LLP

(i)            The Selling Unitholder is validly existing as a corporation in good standing under the laws of the State of Delaware, and the Selling Unitholder has corporate power and authority to enter into the Underwriting Agreement and to perform its obligations thereunder.

(ii)            The Underwriting Agreement has been duly authorized, executed and delivered by the Selling Unitholder.

(iii)           Upon payment for the security entitlement in respect of the Units to be sold by the Selling Unitholder to each of the several Underwriters as provided in the Underwriting Agreement and the crediting of such Units on the records of The Depository Trust Company (“DTC”) to a security account or security accounts in the name of such Underwriter (assuming that such Underwriter does not have notice of any adverse claim (as such phrase is defined in Section 8-105 of the Uniform Commercial Code as in effect in the State of New York (the “UCC”)) to such Units or any security entitlement in respect thereof), (A) under Section 8-501 of the UCC, such Underwriter will acquire a security entitlement in respect of such Units and (B) to the extent governed by Article 8 of the UCC, no action based on any “adverse claim” (as defined in Section 8-102 of the UCC) to such Units may be asserted against such Underwriter; it being understood that for purposes of this opinion, we have assumed that when such payment and crediting occur, (x) such Units will have been registered in the name of Cede & Co. or such other nominee as may be designated by DTC, in each case on the Company’s unit registry in accordance with its certificate of incorporation, bylaws and applicable law, (y) DTC will be registered as a “clearing corporation” within the meaning of Section 8-102 of the UCC and (z) appropriate entries to the securities account or accounts in the name of such Underwriter on the records of DTC will have been made pursuant to the UCC.

(iv)           No consent, approval, authorization, or order of, or qualification with, any governmental body or agency under the laws of the State of New York, the General Corporation Law of the State of Delaware or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement is required for the execution, delivery and performance by the Selling Unitholder of its obligations under the Underwriting Agreement, except such as have been obtained and such as may be required under federal or state securities or Blue Sky laws in connection with the offer and sale of the Units.

(v)           The execution and delivery by the Selling Unitholder of, and the performance by the Selling Unitholder of its obligations under, the Underwriting Agreement will not contravene (i) any provision of the laws of the State of New York, the General Corporation Law of the State of Delaware or any federal law of the United States of America that in our experience is normally applicable to general business corporations in relation to transactions of the type contemplated by the Underwriting Agreement provided that we express no opinion as to federal or state securities laws, or (ii) the certificate of incorporation or by laws of the Selling Stockholder.

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EXHIBIT E

LOCK-UP LETTER AGREEMENT

Deutsche Bank Securities Inc.
60 Wall Street, 4th Floor
New York, New York 10005

Merrill Lynch, Pierce, Fenner & Smith
Incorporated
One Bryant Park
New York, New York 10036

Citigroup Global Markets Inc.
388 Greenwich Street
New York, New York 10013

Goldman, Sachs & Co.
200 West Street,
New York, New York 10282-2198

UBS Securities LLC
299 Park Avenue
New York, New York 10171-0026

Wells Fargo Securities, LLC
301 S. College Street
Charlotte, North Carolina  28288

As Representatives of the several
  Underwriters named in Schedule 1 of the Underwriting Agreement

Ladies and Gentlemen:

The undersigned understands that you and certain other firms (the “Underwriters”) propose to enter into an Underwriting Agreement (the “Underwriting Agreement”) providing for the purchase by the Underwriters of common units (the “Common Units”) representing limited partner interests in BreitBurn Energy Partners L.P., a Delaware limited partnership (the “Partnership”), and that the Underwriters propose to reoffer the Common Units to the public (the “Offering”). For purposes of this Lock-Up Letter Agreement, “Permitted Transaction” shall refer to any offer, sale or sales during the Lock-Up Period (as defined below) by the BreitBurn Parties and the executive officers and directors of the General Partner and BreitBurn Energy Corporation which enter into Lock-Up Letter Agreements with you of, in the aggregate, up to 300,000 Common Units.

In exchange for good and valuable consideration, the undersigned hereby irrevocably agrees that, for a period commencing on the date hereof and ending on the 30th day after the date of the Prospectus relating to the Offering (such period, the “Lock-Up Period”), without the prior written consent of Deutsche Bank Securities Inc., on behalf of the Underwriters, the undersigned will not, directly or indirectly, (1) offer for sale, sell, pledge (other than a pledge currently existing as of the date hereof), or otherwise dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future of) any Common Units (including, without limitation, Common Units that may be deemed to be beneficially owned by the undersigned in accordance with the rules and regulations of the Securities and Exchange Commission and Common Units that may be issued upon exercise of any options or warrants) or securities convertible into or exercisable or exchangeable for Common Units, other than with respect to a Permitted Transaction, (2) enter into any swap or other derivatives transaction that transfers to another, in whole or in part, any of the economic benefits or risks of ownership of Common Units, whether any such transaction described in clause (1) or (2) above is to be settled by delivery of Common Units or other securities, in cash or otherwise, other than with respect to a Permitted Transaction, (3) make any demand for or exercise any right or cause to be filed a registration statement, including any amendments thereto, with respect to the registration of any Common Units or securities convertible into or exercisable or exchangeable for Common Units or any other securities of the Partnership, other than, with respect to any Permitted Transaction, any Registration Statement on Form S-3 or (4) publicly disclose the intention to do any of the foregoing.  The foregoing agreement shall not apply to (a) transactions relating to Common Units or other securities acquired in open market transactions after the completion of the Offering, (b) transfers of Common Units or any security convertible into Common Units as a bona fide gift provided that in the case of any transfer pursuant to clause (b), each donee or distributee shall sign and deliver a lock up letter substantially in the form of this letter, (c) the establishment of a trading plan pursuant to Rule 10b5-1 under the Securities Exchange Act of 1934 for the transfer of Common Units, provided that such plan does not provide for the transfer of Common Units during the Lock-Up Period, or (d) transfers of Common Units pursuant to any pledge currently existing as of the date hereof. In furtherance of the foregoing, the Partnership and its transfer agent are hereby authorized to decline to make any transfer of securities if such transfer would constitute a violation or breach of this Lock-Up Letter Agreement.

It is understood that, if the Partnership or the Selling Unitholder notifies the Underwriters that it does not intend to proceed with the Offering, if the Underwriting Agreement does not become effective, or if the Underwriting Agreement (other than the provisions thereof which survive termination) shall terminate or be terminated prior to payment for and delivery of the Common Units, the undersigned will be released from its obligations under this Lock-Up Letter Agreement.

The undersigned understands that the Partnership, the Selling Unitholder and the Underwriters will  proceed with the Offering in reliance on this Lock-Up Letter Agreement.

Whether or not the Offering actually occurs depends on a number of factors, including market conditions.  Any Offering will only be made pursuant to an Underwriting Agreement, the terms of which are subject to negotiation among the Partnership, the Selling Unitholder and the Underwriters.

[Signature page follows]

The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this Lock-Up Letter Agreement and that, upon request, the undersigned will execute any additional documents necessary in connection with the enforcement hereof.  Any obligations of the undersigned shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned.

Very truly yours,

By:
Name:
Title:

Dated:  _______________